UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Expeditors International of Washington, Inc.
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Expeditors®

2017

Notice of Annual Meeting & Proxy Statement

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
CORPORATE HEADQUARTERS
SEATTLE, WA

March 23, 2017

To Our Shareholders

Throughout 2016, the Board of Directors continued to make significant enhancements to Expeditors' governance and executive compensation programs. The feedback we gathered through extensive dialog with our shareholders told us that more change was needed to bring our compensation programs even more in line with current best practices. This proxy discusses those changes, as well as our 2017 Omnibus Incentive Plan, which we ask you to support.
Most notably, enhancements to Chief Executive Officer (CEO) compensation in 2017 include:

1.	Increasing the long term incentive equity incentive component of total compensation;

2.	Adding a 5% operating income growth requirement to achieve full payout of the annual cash incentive; and

3.	Adopting PSU (performance share units) metrics that vest only if certain 3-year performance goals are achieved.
In addition to adopting PSUs as an integral component of CEO compensation, the Board is recommending replacing stock options with RSUs (restricted stock units) across the Company. Just as many companies have switched to RSUs in recent years, we believe that the adoption of RSUs will be helpful in continuing to attract and retain talent in the years ahead.
In early 2017, the Company established for the first time a Chief Strategy Officer role by appointing a long-tenured, highly successful executive. We are partially funding this new function by re-allocating a portion of the executive incentive compensation pool from existing senior management, including NEO, to this new strategic group.
We continued to advance our multi-year Board refreshment plan and this year we name two highly seasoned Directors to the slate:
Glenn Alger has deep logistics knowledge and experience as one of Expeditors’ founders, who helped grow the Company from 20 people and six offices into a global force in the logistics industry.
Alaine Monié has broad international leadership experience as CEO of one of the world's leading technology distribution companies, which, until the end of 2016, was a publicly traded, Fortune 500 company.
We say thank you to two departing Board members and friends. Mike Malone has provided us with sound business wisdom and acumen for the past 17 years. James Wang’s service to the Company goes back to its earliest days, as one of our founders and as a member of the Board for the past 28 years. As highly dedicated Directors and as fine individuals, they will both be missed.
At this year’s meeting, you will be asked to vote FOR five proposals put forth by the Board, and to vote AGAINST one shareholder proposal. Our Board's recommendations in this proxy are made only after careful deliberation of the best interests of our Company, shareholders and employees and prior voting results.
On behalf of the entire Board of Directors and 16,000 employees of Expeditors, we want to thank you for your continued support and investment in our business.
Sincerely,
/s/ Robert R. Wright
Robert R. Wright
Chairman of the Board

TABLE OF CONTENTS

To Our Shareholders	1	Executive Stock Ownership Policy
Insider Trading Policy Prohibits Hedging or Pledging
Notice of Annual Meeting of Shareholders	3	Other Retirement or Disability Payments
Annual Meeting of Shareholders		Potential Payments upon Termination & Change
in Control
Proxy Summary	4	Policy on Deductibility of Compensation
Annual Meeting of Shareholders		Compensation Committee Report
Meeting Agenda & Voting Recommendations		Summary Compensation Table for the Fiscal Year
Compensation Philosophy		Ended December 31, 2016
Responding to Shareholders		Grants of Plan-Based Awards Table
CEO Compensation		Option Exercises & Year-End Option Value Tables
Substantive Changes to 2017 Compensation		Outstanding Option awards at December 31, 2016
Governance Highlights		Securities Authorized for Issuance Under Equity
Compensation Plans
Proposal No. 1: Election of 11 Directors	8
Nominees for Election		Proposal No. 3: Approve the Frequency of
Director Identification & Nomination Process		Advisory Votes on Executive Compensation	40
Majority Vote Standard for Director Elections
Proposal No. 4: Approve the 2017 Omnibus
Corporate Governance	14	Incentive Plan	41
Board Operations		Introduction
Board Practices & Procedures		Factors Considered in Setting Size of Requested
Board Attendance		Share Reserve
Director Retirement Policy		Rationale for Implementing Proposed 2017 Plan
Board’s Role in Risk Oversight		Principal Features of the Proposed 2017 Plan
Director Compensation Program		No Outstanding Awards Under 2017 Plan
Director Compensation Table		Equity Grants under Prior Plans
Certain U.S. Federal Income Tax Consequences
Shareholder Engagement & Stock Ownership
Information	17	Proposal No. 5: Ratification of Independent
Shareholder Engagement		Registered Public Accounting Firm	46
Communicating with the Board of Directors		Relationship with Independent Registered Public
Information Requests		Accounting Firm
Fair Disclosure
Five Percent Owners of Company Stock		Audit Committee Report	47
Security Ownership of Directors & Executive Officers		Audit Committee
Section 16(A) Beneficial Ownership Reporting		2016 Committee Highlights
Compliance
SEC Filings & Reports		Shareholder Proposal
Proposal No. 6: Link Executive Compensation
Nominating & Corporate Governance		to Sustainability Performance	49
Committee Report	21	Supporting Statement
Nominating & Corporate Governance Committee		Company Statement in Opposition
2016 Committee Highlights
Key Nominating & Corporate Governance		Other Information	51
Policies & Practices		Other Business
Certain Relationships & Related Transactions
Proposal No. 2: Advisory Vote to Approve		Voting Procedures
Named Executive Officer Compensation	24	Voting Securities
Substantive Changes to 2017 Compensation		Solicitation of Proxies
Compensation: What We Do and Don’ t Do		Deadlines for Shareholder Proposals for the 2018
Annual Meeting of Shareholders
Compensation Discussion & Analysis	26	Householding
Base Salaries
Executive Incentive Compensation Plan		Appendix A: Summary of the 2017 Omnibus
2016 Long-Term Incentive Grants		Incentive Plan
Perquisites & Other Personal Benefits		Appendix B: Omnibus Incentive Plan
Risk & Compensation Clawback Recovery		Form of Performance Share Award Agreement
Role of the Compensation Committee, Management		Exhibit A: Performance Share Award Agreement
& Consultants		Form of Executive Restricted Stock Unit Award
Employment Agreements		Agreement

Notice of Annual Meeting & Proxy Statement | 2

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

TUESDAY	•	Election of 11 Directors
May 2, 2017	•	Approve (advisory) executive compensation
	•	Approve frequency of advisory votes on executive compensation
@ 9:00 A.M. Pacific Time	•	Approve 2017 Omnibus Incentive Plan
	•	Ratify appointment of independent auditors for 2017
Expeditors International	•	Vote on a shareholder proposal, if presented at meeting
1015 Third Ave
Seattle, WA 98104		Record Date: Close of business on March 7, 2017
Important Notice of Internet Availability of Proxy Materials
This notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about March 23, 2017. This includes instructions on how to access these materials (including our Proxy Statement and 2016 Annual Report to shareholders) online.

Please vote your shares
We encourage shareholders to vote promptly, as this will save the expense of additional proxy solicitation. You may vote in the following ways:

By Order of the Board of Directors,
Expeditors International of Washington, Inc.
/s/ Benjamin G. Clark
Benjamin G. Clark
Corporate Secretary
Seattle, Washington
March 23, 2017

3 | Expeditors International of Washington, Inc.

PROXY SUMMARY

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Expeditors International of Washington, Inc. (the “Company,” “Expeditors,” “we,” "us," "our") for use at the Annual Meeting of Shareholders (the “Annual Meeting”). This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. As this is only a summary, we encourage you to read the entire Proxy Statement for more information about these topics prior to voting.

Annual Meeting of Shareholders

DATE: Tuesday, May 2, 2017
TIME: 9:00 a.m. Pacific Time
LOCATION: Expeditors International, 1015 Third Avenue, Seattle, Washington 98104
RECORD DATE: Close of business on March 7, 2017

Meeting Agenda & Voting Recommendations

Proposal	Board's Voting Recommendation		Page References (for more detail)
No. 1: Election of 11 Directors	✓	FOR (each nominee)	pg. 8
No. 2: Advisory Vote to Approve Named Executive Officer Compensation	✓	FOR	pg. 24
No. 3: Approve the Frequency of Advisory Votes on Executive Compensation	✓	1 YEAR	pg. 40
No. 4: Approve 2017 Omnibus Incentive Plan	✓	FOR	pg. 41
No. 5: Ratification of Independent Registered Public Accounting Firm	✓	FOR	pg. 46
No. 6: Shareholder Proposal: Link Executive Compensation to Sustainability Performance	✗	AGAINST	pg. 49

Notice of Annual Meeting & Proxy Statement | 4

Compensation Philosophy

Our company is committed to a strong pay for performance compensation philosophy that is a foundational characteristic of our company’s culture. Expeditors has been and will continue to be driven by company performance and doing what is right for our shareholders, our customers and our employees. While we have planned changes to our CEO compensation, the core compensation structure, which has been in place since the Company became publicly traded, is responsible for differentiating the Company’s performance from that of many of our competitors.

The objective of our core compensation program is to enhance shareholder value over the long term by:

•	encouraging each manager to think and act as an entrepreneur;

•	establishing compensation levels that are not perceived as arbitrary;

•	providing financial rewards that are team-oriented and reflect achieved performance; and

•	aligning the interests of the individual employee with the goals of the Company and returns to our shareholders.

Our core compensation programs directly serve the interests of our shareholders through:

•
Supporting a culture that results in low turnover and long tenured employees who look to make a career at Expeditors. Low turnover substantially reduces our cost to recruit and train new hires. Long-tenured employees and managers provide a strong and growing bench strength. This is evidenced by the long tenure of our top managers: our CEO has been with the Company for 34 years and our other Named Executive Officers (NEO) average tenure with the Company is 26 years.

•
Rewarding management for achieved performance. Our core Executive Incentive Compensation Plan will deliver compensation only if we have positive operating income. The level of incentive compensation paid is directly correlated to performance. Future increases in incentive compensation payouts are dependent upon management’s ability to increase our operating income year over year.

•
Increasing value over the long term. Our heavy emphasis on operating income is due to its strong correlation to enterprise value creation. For example, during the 10-year time period ended December 31, 2016, annual earnings per share has increased from $1.21 to $2.36 and our dividend has increased from $0.28 to $0.80.

Responding to Shareholders

We value our shareholders’ view on compensation and recognize that 68% of shareholders supported our Say on Pay proposal in 2016. We continued to engage with shareholders representing more than 100 million shares or approximately 60% of the outstanding shares of the company to understand their perspectives on our pay programs. Partly as a result of these conversations, the Compensation Committee adopted certain changes to the compensation program that are intended to balance our existing compensation philosophy with evolving pay practices, shareholders’ perspectives and shareholder alignment.

After much discussion and analysis, four substantial changes will be implemented to CEO compensation in 2017:

1.	Shifting a greater portion of CEO pay from cash to long-term equity incentives in order to further enhance shareholder alignment and multi-year performance;

2.	Reducing the CEO's allocation of the Executive Incentive Compensation Pool by 6% to help fund expansion of the Company's strategic growth initiatives;

3.	Adding a minimum 5% operating income growth requirement for our CEO to realize full payout under the Executive Incentive Compensation Plan; and

4.
Shifting a portion of CEO pay from annual to longer-term by adopting performance metrics in the form of performance share units (“PSU”) that will vest only if 3-year performance goals are achieved for Net Revenue and EPS.

5 | Expeditors International of Washington, Inc.

CEO Compensation

For the CEO's compensation, illustrated in the charts below, we demonstrate our commitment to a pay for performance compensation philosophy by delivering over 98% through incentive and “at risk” pay. The two charts further show the evolution of CEO compensation from 2016 to 2017, as more compensation comes from equity, some triggered by performance against specific metrics, as described further in this document. Cash incentive is based on achievement of operating income as determined under generally accepted accounting principles in the United States (U.S. GAAP), and starting in 2017, operating income must grow by 5% in order to earn full payout, further described in this document.

2016
2017
(estimate)
24%
2%
74%
40%
58%
2%
Cash Incentive
Base Salary
Equity Compensation

Notice of Annual Meeting & Proxy Statement | 6

Substantive Changes to 2017 Compensation

We believe the following changes for 2017 further demonstrate our responsiveness to shareholders, while also recognizing the competitive advantage we believe our current compensation program brings to our company and shareholders:

Action	Rationale
Shifting a greater portion of CEO pay to equity
• Increases CEO alignment with long-term interest of shareholders
• Equity will represent approximately 40% of CEO’s 2017 total pay (defined as base salary plus cash incentive plus the targeted value of RSU and PSU compared to approximately 24% of CEO’s 2016 total pay)

• Provides performance-vesting LTI to align focus on long-term performance • Aligns CEO with shareholders through share ownership (provided PSUs are earned) • Aligns with prevalent market practices
Adopting “double trigger” vesting upon a change-in-control for all new equity incentive awards beginning in 2017	• Aligns with emerging market practices and shareholder preferences
Replacing stock options with restricted stock units (“RSUs”) for all NEO	• Increases shareholder alignment of NEO • Supports leadership continuity
Adding a performance requirement to CEO’s annual Executive Incentive Compensation Plan requiring 5% year-over-year operating income growth to earn unreduced payout (in lieu of 115% payout cap that previously governed growth in year-over-year payouts)

• Establishes performance expectation for continuous profit growth where if year-over-year operating income growth is less than 5%, the executive receives a 5% reduction on their payout
• Establishes minimum level of operating income performance without penalizing for exceptional operating income growth

Adopting a “hold until met” policy that requires executives to hold 75% of the net after-tax shares received upon vesting of PSUs and RSUs until their respective stock ownership guidelines are met	• Aligns executives with long-term interest of shareholders • Aligns with emerging market practices and shareholder preferences

Governance Highlights

The 2017 Board slate reflects a multi-year Board succession plan that has secured expertise that maps to Expeditors' strategic direction, has reduced Director tenure, and has enhanced Board diversity. Over the past three years, the Board’s composition has evolved substantially. During that time, we increased the percentage of independent Directors (from 64% in 2013 to 82% in 2017), decreased the average tenure (from 12 years in 2013 to 5 years in 2017), and increased the percentage of women on the Board (from 9% in 2013 to 18% in 2017). To further strengthen our Board, for 2017 we have nominated the following two candidates to the Directors' slate:

•	Glenn Alger for his extensive industry and international experience; and

•	Alain Monié for his extensive international and leadership experience.

In addition, we acted upon the 2016 shareholder vote and amended our Bylaws to implement proxy access on the terms approved by shareholders.

7 | Expeditors International of Washington, Inc.

PROPOSAL NO. 1:
ELECTION OF 11 DIRECTORS
The Company’s Bylaws require a Board of Directors composed of not less than 6 nor more than 11 members. Expeditors’ Directors are elected at each Annual Meeting to hold office until the next Annual Meeting or until the election or qualification of his or her successor. Any vacancy resulting from the non-election of a Director may be filled by the Board of Directors. The Board of Directors has unanimously approved the nominees named below. All nominees other than Mr. Alger and Mr. Monié are members of the current Board of Directors.

Nominees for Election

This year’s nominees consist of nine independent Directors and two non-independent Directors. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the 11 nominees of the Board of Directors named below. Although the Board anticipates that all of the nominees will be available to serve as Directors of the Company, should any one or more of them be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors or the seat will remain open until the Board of Directors identifies a nominee.

The following persons are nominated to serve as Directors until the Company’s 2018 Annual Meeting of Shareholders:

Robert R. Wright
Robert R. Wright became a Director of the Company in May 2008, served as Lead Director from May 2010 and was appointed Chairman of the Board in May 2014. Since 2002, Mr. Wright has been the President and Chief Executive Officer of Matthew G. Norton Co., a real estate investment, development and management firm based in Seattle, Washington. Prior to joining Matthew G. Norton, Mr. Wright was a Regional Managing Partner of Tax for Arthur Andersen.

He currently serves on the Board of Directors for two privately held companies, Matthew G. Norton Co. and Stimson Lumber Company.

Specific Qualifications, Attributes, Skills & Experience

•	Over 20 years of senior leadership and management in private industry and the public accounting environment.

•	Expertise in tax, finance and real estate, succession planning and business operations.

•	Member of audit, nominating and compensation committees of various company boards.

Glenn M. Alger
Glenn M. Alger is one of the founders of Expeditors and served in various management and senior executive positions over a 25-year period, culminating as President and Chief Operating Officer from September 1999 - May 2007. Prior roles included leading business and operational development in the Americas' region and management and evolution of the Company's global products and services. Since his retirement from the Company in 2007, Mr. Alger has been principally engaged as an active investor and manager of his family trust and charitable activities. In 2015 and 2016, Mr. Alger provided consulting services to the Company. As a founder, former senior executive of the Company and a long-term shareholder, Mr. Alger brings a deep understanding of both Company operations specifically and the logistics industry generally.

Specific Qualifications, Attributes, Skills & Experience

•	More then 30 years of entrepreneurial, business development, management and senior leadership in global logistics.

•	Direct experience building a business from a start up to a global industry leader.

•	Industry expertise in customer markets, strategy, competition, organization, technology and finance.

•	Over 20 years of governance and oversight experience as a senior executive of a public company.

Notice of Annual Meeting & Proxy Statement | 8

James M. DuBois
James “Jim” DuBois is Corporate Vice President and Chief Information Officer (“CIO”) at Microsoft Corporation. He is responsible for the company’s global security, infrastructure, IT messaging, and business applications. Mr. DuBois was appointed CIO in January 2014 after serving as interim CIO since May 2013. Mr. DuBois has served various other roles in Microsoft IT since joining the company in 1993. These roles include leading IT teams for application development, infrastructure and service management. He also served as Microsoft’s Chief Information Security Officer and spent several years living in Asia and then Europe learning the Microsoft field business while running the respective regional IT teams. Before joining Microsoft, Mr. DuBois worked for Accenture, focusing on financial and distribution systems.

Specific Qualifications, Attributes, Skills & Experience

•	Extensive information technology experience.

•	Experience overseeing investments in technology to support business objectives.

•	Expertise in cybersecurity.

•	Experience leading global IT teams.

Mark A. Emmert
Mark A. Emmert became a Director of the Company in May 2008. Since 2010 he has been President of the National Collegiate Athletic Association. From 2004 to 2010, Dr. Emmert served as the President of the University of Washington (“UW”), a $5 billion per year organization with more than 30,000 employees, and is now President Emeritus. Prior to the UW, he was chancellor of Louisiana State University. He also served as the chancellor of the University of Connecticut and held administrative and academic positions at the University of Colorado and Montana State University. Dr. Emmert is a Life Member of the Council on Foreign Relations, a Fellow of the National Academy for Public Administration, and a former Fulbright Fellow. Dr. Emmert is currently on the Board of Directors of the Weyerhaeuser Company.

Specific Qualifications, Attributes, Skills & Experience

•	30 years of experience in executive leadership and administration of educational, healthcare and athletics enterprises.

•	Expertise in public policy, governmental affairs, and personnel development programs.

•	Expertise in the leadership and management of complex operations with rigid public oversight requirements.

•	Expertise in international affairs.

•	Extensive experience with governance of public and private organizations.

Diane H. Gulyas
Diane H. Gulyas became a Director of the Company in November 2015. Ms. Gulyas worked for DuPont from 1978 until her retirement as President of their $4 billion global Performance Polymers business in September of 2014. During her 36-year career at DuPont, Ms. Gulyas served also as Chief Marketing and Sales Officer, President of Electronic and Communication Technologies Platform, and President of the Advanced Fibers divisions. Ms. Gulyas’ qualifications to serve on the Company’s Board of Directors include over 36 years of senior leadership and global business expertise. Ms. Gulyas is currently on the Board of Directors of Mallinckrodt PLC and W.R. Grace & Company.

Specific Qualifications, Attributes, Skills & Experience

•	More than 35 years of senior leadership and global business expertise.

•	Substantial and varied management experience and strong skills in engineering, manufacturing (domestic and international), marketing and sales and distribution.

•	Governance and oversight experience from service as a senior executive of a public company and prior service on a public company board.

9 | Expeditors International of Washington, Inc.

Dan P. Kourkoumelis
Dan P. Kourkoumelis became a Director of the Company in March 1993. From 1967 through 1998, Mr. Kourkoumelis was employed in various positions by Quality Food Centers, Inc., a supermarket chain, and became a member of its Board of Directors in April 1991. He was appointed Executive Vice President in 1983 and Chief Operating Officer in 1987, President in 1989 and served as Chief Executive Officer from 1996 to September 1998.

Specific Qualifications, Attributes, Skills & Experience

•	More than 20 years of senior leadership.

•	Management, sales and marketing experience in a public company with a high rate of growth in both sales and profits.

•	Financial and management experience in a public corporation environment with a primary focus on providing superior customer service.

•	Past positions as Director, committee chairman and member of audit, compensation, and nominating and governance committees of various public and private company boards.

Richard B. McCune
Richard B. McCune became a Director of the Company in August of 2014. Prior to that, Mr. McCune was a Partner at KPMG LLP from 2002 to May 2009 and Partner at Arthur Andersen LLP from 1983 to 2002. Mr. McCune served on the Board of the Fred Hutch Cancer Research Center from 2009 to 2016, and is the current Board Chair of the Seattle Cancer Care Alliance.

Specific Qualifications, Attributes, Skills & Experience

•	More than 30 years of senior leadership and management experience.

•	Extensive audit and accounting experience.

•	Served as Lead Audit Partner on many publicly-traded companies.

•	International experience as KPMG’s U.S. Accounting Expert in Amsterdam from 2003 to 2006.

Alain Monié
Alain Monié has served as Chief Executive Officer of Ingram Micro Inc., a large technology products distributor, since January 2012. He rejoined the company as President and Chief Operating Officer in 2011, after a year as chief executive officer of APRIL Management Pte., a multinational industrial company based in Singapore. Prior to his role at APRIL Management Pte., Mr. Monié served as President and Chief Operating Officer of Ingram Micro from 2007 to 2010. He joined Ingram Micro in February 2003 as executive vice president, and served in that role and as president of Ingram Micro Asia-Pacific from January 2004 to August 2007. He spent more than two years as president of the Latin American Division of Honeywell International. He joined Honeywell through the corporation’s merger with Allied Signal Inc., where he built a 17-year career on three continents, progressing from a regional sales manager to head of Asia-Pacific operations from October 1997 to December 1999. Mr. Monié was elected to the Board of Directors of Ingram Micro in November 2011. He was also a member of the Board of Directors of Amazon.com, Inc. from 2008-2016, and was a member of the Board of Directors of Jones Lang LaSalle from October 2005 to May 2009.

Specific Qualifications, Attributes, Skills & Experience

•	Extensive operational and leadership experience at a large public company.

•	Broad international experience.

•	Expertise in business operations and strategy, succession planning, enterprise risk management, compensation, and sound corporate governance practices.

Notice of Annual Meeting & Proxy Statement | 10

Jeffrey S. Musser
Jeffrey S. Musser joined the Company in February 1983 and was promoted to District Manager in October 1989. Mr. Musser was elected to Regional Vice President in September 1999, Senior Vice President-Chief Information Officer in January 2005 and to Executive Vice President and Chief Information Officer in May 2009. Mr. Musser was appointed President and Chief Executive Officer and was elected by the Board as a Director in March 2014.

Specific Qualifications, Attributes, Skills & Experience

•	Over 30 years of experience in the international transportation industry.

•	Many years of corporate leadership responsibilities.

•	Background in the information technology discipline.

Liane J. Pelletier
Liane J. Pelletier became a Director of the Company in May 2013. Ms. Pelletier is the former Chairwoman, Chief Executive Officer and President of Alaska Communications Systems, an Alaska-based telecommunications and information technology services provider, leading the firm from October 2003 to April 2011. Since April 2011, she has served on a number of public company boards. From November 1986 to October 2003, Ms. Pelletier held a number of executive positions at Sprint Corporation, a telecommunications company. Ms. Pelletier is a member of the Board of Directors of ATN International. She is also Chairwoman of the Northwest Chapter of the National Association of Corporate Directors (NACD) and also is credentialed as a NACD Board Leadership Fellow.

Specific Qualifications, Attributes, Skills & Experience

•	More than 25 years of senior leadership and management experience in the telecommunications industry.

•	Past and current positions as chair, lead independent Director, and member of audit, risk, nominating and compensation committees of various company boards.

•	Engages in continuous education on information technology and security as well as leading governance practices.

•	Corporate career and board service spans firms where there is material focus on regulation, information technology and security, foreign operations and customer service.

Tay Yoshitani
Tay Yoshitani became a Director of the Company in August of 2012. From March of 2007 to December 2014 he was the Chief Executive Officer of the Port of Seattle, which owns and operates both the Seattle Seaport and SeaTac International Airport. From 2004 to 2007, he served as the Senior Advisor to the National Association of Waterfront Employers and from 2001 to 2004, was the Executive Director of the Port of Oakland overseeing both the Seaport and Oakland International Airport. Prior to that he was the Executive Director for the Port of Baltimore and the Chief Deputy at the Port of Los Angeles. He has been an active Board member of the American Association of Port Authorities and served as the Chairman during 2014. He also currently serves on the Board of the Eno Center for Transportation and is Chairman of the Board of the Japan America Society of Washington state.

Specific Qualifications, Attributes, Skills & Experience

•	More than 20 years of senior leadership and management experience in the ocean transportation industry.

•	More than 10 years of experience in airport operations.

The Board of Directors recommends a vote FOR the election of each of the Director Nominees.

11 | Expeditors International of Washington, Inc.

INDEPENDENT DIRECTORS									NON INDEPENDENT DIRECTORS	
Summary of Director Experience, Qualifications, Attributes & Skills	Wright	DuBois	Emmert	Gulyas	Kourkoumelis	McCune	Monié	Pelletier	Yoshitani	Alger	Musser
Operations	●	●	●	●	●	●	●	●	●	●	●
Transportation Industry									●	●	●
International		●		●		●	●		●	●	●
Financial	●		●	●	●	●	●	●	●	●	●
Sales & Marketing				●	●		●	●		●	●
Information Technology		●						●			●
Leadership & Strategy	●	●	●	●	●	●	●	●	●	●	●
Governance/Business Conduct/Legal	●	●	●	●	●	●	●	●	●	●	●
Planned Committee Membership											
Nominating & Coporate Governance			●		●			CHAIR			
Compensation			CHAIR	●					●		
Audit		●			●	CHAIR	●				
Additional Information											
Age	57	53	64	60	66	71	66	59	70	60	51
Tenure	8	1	8	1	24	2	0	4	4	0	3
Other Public Company Boards	0	0	1	2	0	0	0	1	0	0	0

The Board of Directors unanimously recommends a for FOR the election of each of the Director Nominees

Notice of Annual Meeting & Proxy Statement | 12

Director Identification & Nomination Process

The Policy on Director Nominations, which can be found on the Company’s website at www.investor.expeditors.com, describes the process by which Director nominees are selected by the Nominating and Corporate Governance Committee, and includes the criteria the Committee will consider in determining the qualifications of any candidate for Director. In reviewing candidates for the Board, the Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing Directors for re-election, the individual’s contributions to the Board are also considered.

The Committee annually reviews its nomination procedures to assess the effectiveness of the Policy on Director Nominations. The Committee considers candidates for Director who are recommended by its members, by management, and by search firms retained by the Committee. In addition, per the Policy on Director Nominations, the Committee will also consider any candidate proposed by a shareholder satisfying certain notice provisions, and will take into account the size and duration of the recommending shareholder's ownership.

All candidates for Director who, after evaluation, are then recommended by the Committee and approved by the Board of Directors will be included in the Company’s recommended slate of Director nominees in its Proxy Statement.

In addition, any shareholder or group of up to 20 shareholders that has continuously beneficially owned at least 3% of the Company’s Common Stock for at least three years, and who satisfies certain notice, information and consent provisions, may nominate up to 20% of the Directors standing for election and include such nominees on the Company's proxy statement pursuant to the Company's proxy access rights. Lastly, a shareholder may nominate a Director candidate for election outside of the Company's proxy statement if the shareholder complies with the notice, information and consent provisions of Article II of the Company’s Bylaws, which can be found on our website at www.investor.expeditors.com.

Our Bylaws require any notice for director nominees for shareholder consideration be submitted by certain deadlines, which are explained in detail under the heading “Deadlines for Shareholder Proposals for the 2018 Annual Meeting of Shareholders.”

Majority Vote Standard for Director Elections

The Company’s Bylaws require that in an uncontested election each Director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “for” a Director’s election exceeds the number of votes cast “against” that Director. A share that is otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction, shall not be considered a vote cast.

In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. An incumbent Director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover Director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that Director; (b) the date on which the Board of Directors appoints an individual to fill the position held by that Director; or (c) the date of the Director’s resignation. Under the Company’s resignation policy, any Director who does not receive a majority vote in an uncontested election will resign immediately.

The Board may fill any vacancy resulting from the non-election of a Director as provided in the Company’s Bylaws. The Nominating and Corporate Governance Committee will consider promptly whether to fill the position of a nominee who fails to receive a majority vote in an uncontested election and may make a recommendation to the Board of Directors about filling the position. The Board will act on the Committee’s recommendation and within 90 days after the certification of the shareholder vote will disclose publicly its decision. Except as provided in the next sentence, no Director who fails to receive a majority vote for election will participate in the Committee recommendation or Board decision about filling his or her office. If no Director receives a majority vote in an uncontested election, then the incumbent Directors: (a) will nominate a slate of Directors and hold a special meeting for the purpose of electing those nominees as soon as practicable; and (b) may in the interim fill one or more positions with the same Director(s) who will continue in office until their successors are elected.

13 | Expeditors International of Washington, Inc.

CORPORATE GOVERNANCE

Board Operations
The Board of Directors has policies and procedures to ensure effective operations and governance. Our corporate governance materials, including our Corporate Governance Principles, the Charters of each of the Board’s Committees and our Code of Business Conduct, can be found on our website at www.investor.expeditors.com. In 2016, the Board was composed of nine independent Directors and two non-independent Directors. Mr. Wright serves as the independent Chairman of the Board of Directors. The primary functions of Expeditors’ Board of Directors include:

•	Ensuring that the long-term interests of shareholders are being served;

•	Assuring that Board discussions focus on forward-looking strategies, approving such strategies and monitoring related performance;

•	Overseeing the conduct of our business and monitoring significant enterprise risks;

•	Overseeing our processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical conduct;

•	Evaluating CEO and senior management performance and determining executive compensation;

•	Planning CEO succession and monitoring management’s succession planning for other key executive officers; and

•	Establishing tone at the top, effective governance structure, including appropriate Board evaluation, composition and planning for Board succession.

The Board of Directors has determined that all current Directors except Messrs. Musser and Wang, and all Director nominees except Messrs. Musser and Alger, are independent under the applicable independence standards set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules of the NASDAQ Stock Market. The Board has designated that only independent Directors can serve as Committee members.

The Board currently has the following Committees: Nominating and Corporate Governance, Compensation and Audit. Each Committee operates under a written charter, all of which are available on our website www.investor.expeditors.com.

Board Practices & Procedures

•
The Board’s Committees analyze and review the Company’s activities in key areas such as financial reporting, internal controls over financial reporting, compliance with Company policies, corporate governance, significant risks, succession planning and executive compensation.

•
The Board and its Committee Chairs review the agendas and matters to be considered in advance of each meeting. Each Board and Committee member is free to raise matters that are not on the agenda at any meeting and to suggest items for inclusion on future agendas.

•	Each Director is provided in advance with materials to be considered at every meeting of the Board and Committees and has the opportunity to provide comments and suggestions.

•	The Board and its Committees provide feedback to management and management answers questions raised by the Directors during Board and Committee meetings.

•	Independent Board and Committee members meet separately at each Board and Committee meeting and as otherwise needed.

•	Independent Directors regularly hold executive sessions without management.

Notice of Annual Meeting & Proxy Statement | 14

Board Attendance

The Board met five times in 2016 and each Director attended at least 75% of the total number of Board of Directors meetings and Committee meetings on which they served. While the Company has no established policy requiring Directors to attend the Annual Meeting, all members attended the 2016 Annual Meeting.

Director Retirement Policy

In 2015, the Board established a Director policy, whereby an individual Director will not be nominated to stand for election to the Board of Directors at the next Annual Meeting if the Director has reached an age of 72 years.

In May 2017, Michael J. Malone will retire from the Board of Directors after 17 years of service. In addition, on November 8, 2016, James L.K. Wang announced that he will not stand for re-election to the Board of Directors in 2017, after 28 years of service.

Board’s Role in Risk Oversight

Senior management is responsible for the assessment and day-to-day management of risk and brings to the attention of the Board the material risks to the Company. The Board provides oversight and guidance to management regarding the material risks. Oversight responsibilities for certain areas of risk are assigned to the Board's three standing Committees and others are assigned to the full Board. The Board and its Committees regularly discuss with management the Company’s strategies, operations, compliance, policies and inherent associated risks in order to assess appropriate levels of risk taking and steps taken to monitor, mitigate and control such exposures. The Board believes the Company’s risk management processes are appropriate and that the active oversight role played by the Board and its Committees provides the appropriate level of oversight for the Company.

Director Compensation Program

The Board uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting Director compensation, the Compensation Committee considers the amount of time that Directors expend in fulfilling their duties as well as the skill-level required as members of the Board and its Committees.

In 2014, the shareholders approved the 2014 Directors’ Restricted Stock Plan, which authorized 250,000 shares of stock for issuance to eligible Director. Under this Plan, each eligible Director annually receives $200,000 worth of Expeditors restricted stock and such shares vest immediately upon grant. As of December 31, 2016, there are 144,160 shares remaining for issuance under this plan.

Board of Directors' Annual Compensation & Stock Ownership Requirements

Board Retainer	$65,000 in cash.
Chair Retainers
An additional $175,000 retainer for the Chair of the Board.

An additional $25,000 retainer for the Chair of the Audit Committee.

An additional $20,000 retainer for the Chair of each of the Compensation Committee and the Nominating and Corporate Governance Committee.

Stock Ownership Policy
Each independent director is required to accumulate a minimum of 15,000 shares of the Company’s Common Stock over a six-year period from the date first elected to the Board or the policy adoption date.

15 | Expeditors International of Washington, Inc.

Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert R. Wright	$243,000	199,967	—	—	—	$442,967
James M. DuBois	$65,000	199,967				$264,967
Mark A. Emmert	$88,000	199,967	—	—	—	$287,967
Diane H. Gulyas	$68,000	199,967	—	—	—	$267,967
Dan P. Kourkoumelis (3)	$68,000	199,967	—	—	—	$267,967
Michael J. Malone	$68,000	199,967	—	—	—	$267,967
Richard B. McCune	$93,000	199,967	—	—	—	$292,967
Liane J. Pelletier	$88,000	199,967	—	—	—	$287,967
James L.K. Wang	$68,000	199,967	—	—	—	$267,967
Tay Yoshitani	$67,000	199,967	—	—	—	$266,967

1.	Prior to May 2016, a fee of $1,000 was paid for attending meetings or performing operational reviews.

2.
This column represents the aggregate fair value of restricted shares issued in 2016. The fair value of restricted stock awards is based on the fair market value of the Company’s shares of Common Stock on the date of award. These restricted shares vested immediately upon award.

3.
Prior to 2008, each independent Director received a stock option grant of 32,000 shares at the closing market price on the date of grant. As of December 31, 2016, Mr. Kourkoumelis held 32,000 vested option awards.

Notice of Annual Meeting & Proxy Statement | 16

SHAREHOLDER ENGAGEMENT
& STOCK OWNERSHIP INFORMATION

Shareholder Engagement

We seek our shareholders’ views on governance and compensation matters throughout the year. Management provides regular updates concerning shareholder feedback to the Board, which considers shareholder perspectives along with the interests of all stakeholders when overseeing company strategy, formulating governance practices, and designing compensation programs.

In 2016, we contacted shareholders representing approximately 60% of our shares outstanding to discuss matters related to our strategies, compensation programs, governance and/or operations.

Management welcomes the opportunity to engage with our investors who express a desire to visit our corporate offices during the period after quarterly earnings releases when we are not in a quiet period. These visits will be scheduled around our meetings with customers, service providers and visiting district operations and employees.

Communicating with the Board of Directors

Shareholders may communicate with the Board of Directors and the procedures for doing so are located on the Company’s website at www.investor.expeditors.com. Any matter intended for the Board of Directors, or for one or more individual members, should be directed to the Company’s Secretary at 1015 Third Avenue, 12th Floor, Seattle, Washington 98104, with a request to forward the same to the intended recipient(s). All shareholder communication delivered to the Company’s Secretary for forwarding to the Board of Directors or specified members will be forwarded in accordance with the instructions received.

Information regarding the submission of comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters can be found in the Company’s Code of Business Conduct on the Company’s website at www.investor.expeditors.com.

Information Requests

We ask that all requests for corporate information concerning Expeditors’ operations be submitted in writing. This policy applies equally to securities analysts and current and potential shareholders. Requests can be made to Expeditors International of Washington, Inc., 1015 Third Avenue, 12th Floor, Seattle, Washington 98104 Attention: Chief Financial Officer, by email to investor@expeditors.com or by faxing the request to 206-674-3459.

Written responses to selected inquiries will be released to the public by a posting on our website at www.investor.expeditors.com and by simultaneous filing with the Securities and Exchange Commission (“SEC”) under Item 7.01 on Form 8-K.

Fair Disclosure

Any other analyst or investor contact, whether by telephone or in person, will be conducted with the understanding that questions directed at ongoing operations will not be discussed. Management will limit responses to discussions of previously disclosed information, including informational discussions directed to the history and operating philosophy of the Company and an understanding of the global logistics industry and its competitive environment. Expeditors will, of course, make public disclosures at other times as required by law or commercial necessity.

17 | Expeditors International of Washington, Inc.

Five Percent Owners of Company Stock

The following table sets forth information, as of December 31, 2016, with respect to all shareholders known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock. Except as noted below, each entity has sole voting and dispositive powers with respect to the shares shown.

Name & Complete Mailing Address	Number of Shares		Percent of Common Stock Outstanding
The Vanguard Group	18,721,312	(1)	10.37%
100 Vanguard Boulevard, Malvern, PA 19355
Loomis Sayles & Co., L.P.	14,691,969	(2)	8.15%
One Financial Center, Boston, MA 02111
BlackRock, Inc.	14,184,647	(3)	7.90%
55 East 52nd Street, New York, NY 10022
State Street Corporation	10,738,360	(4)	5.95%
State Street Financial Center, One Lincoln Street, Boston, MA 02111
Fiduciary Management, Inc.	9,016,591	(5)	5.00%
100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202

1.
The holding shown is as of December 31, 2016, according to Schedule 13G/A dated February 9, 2017 filed by The Vanguard Group, an investment adviser. With respect to Expeditors' Common Stock, The Vanguard Group reports that it has the following: sole voting power over 278,509 shares; shared voting power over 44,244 shares; sole dispositive power over 18,399,359 shares; and shared dispositive power over 321,953 shares.

2.
The holding shown is as of December 31, 2016, according to Schedule 13G/A dated February 14, 2017 filed by Loomis Sayles & Co., L.P. Loomis Sayles reports that it has sole voting power with respect to 9,643,541 shares of Common Stock.

3.
The holding shown is as of December 31, 2016, according to Schedule 13G/A dated January 24, 2017 filed by BlackRock, Inc., a parent holding company. BlackRock, Inc. reports that it has sole voting power with respect to 12,409,975 shares of Common Stock.

4.
The holding shown is as of December 31, 2016, according to Schedule 13G dated February 6, 2017 filed by State Street Corporation. State Street Corporation reports that it has shared voting and shared dispositive power with respect to 10,738,360 shares of Common Stock.

5.
The holding shown is as of December 31, 2016, according to Schedule 13G dated February 15, 2017 filed by Fiduciary Management, Inc., an investment adviser. Fiduciary Management, Inc. reports that is has sole voting power with respect to 8,265,959 shares of Common Stock.

Notice of Annual Meeting & Proxy Statement | 18

Security Ownership of Directors & Executive Officers

The following table lists the names and the amount and nature of the beneficial ownership of Common Stock of each Director and nominee, of each of the NEO described in the Summary Compensation Table, and all Directors and Executive Officers as a group at March 7, 2017. Except as noted below, each person has sole voting and dispositive powers with respect to the shares shown.

DIRECTORS & NOMINEES	Amount & Nature of Beneficial Onwership	Percent of Class
Robert R. Wright	16,646	*
Glenn M. Alger	505,826	*
James M. Dubois	4,129	*
Mark A. Emmert	19,978	*
Diane H. Gulyas (1)	4,129	*
Dan P. Kourkoumelis	55,959	*
Michael J. Malone	22,402	*
Richard B. McCune	8,360	*
Alain Monié	-	*
Jeffrey S. Musser (2)	219,960	*
Liane J. Pelletier	17,870	*
James L.K. Wang	516,375	*
Tay Yoshitani	17,870	*

ADDITIONAL NAMED EXECUTIVES OFFICERS
Eugene K. Alger (3)	67,989	*
Philip M. Coughlin (4)	121,678	*
Daniel R. Wall (5)	83,410	*
Bradley S. Powell (6)	78,899	*
All Directors & Executive Officers as a Group (18 persons) (7)	1,406,340	*

*	Less than 1%

1-	All shares are held in trust for which Ms. Gulyas maintains voting and dispositive authority.

2-	Includes 142,838 shares held in trust for which Mr. Musser maintains voting and dispositive authority and 70,500 shares subject to stock options exercisable within sixty days.

3-	Includes 13,050 shares held in trust for which Eugene Alger maintains voting and dispositive authority and 41,125 shares subject to stock options exercisable within sixty days.

4-	Includes 48,125 shares subject to stock options exercisable within sixty days.

5-	Includes 51,250 shares subject to stock options exercisable within sixty days.

6-	Includes 73,750 shares subject to stock options exercisable within sixty days.

7-	Includes 367,125 subject to stock options exercisable within sixty days. No Director or Executive Officer has pledged Company stock.

19 | Expeditors International of Washington, Inc.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s Directors, certain of its officers, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership on Form 3 and changes of ownership on Form 4 or 5 with the SEC and NASDAQ. Officers, Directors and greater than 10% shareholders are required by the SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, and on written representations by the Company’s officers and Directors regarding their compliance with the filing requirements, the Company believes that all reports required from certain of its officers, Directors and greater than 10% beneficial owners were filed on a timely basis during 2016.

SEC Filings & Reports

Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports, are available free of charge on our website at www.investor.expeditors.com under the heading “Investor Relations” (see “SEC Filings”) immediately after they are filed with or furnished to the SEC.

Notice of Annual Meeting & Proxy Statement | 20

NOMINATING & CORPORATE
GOVERNANCE COMMITTEE REPORT
The Nominating and Corporate Governance Committee is committed to strong corporate governance policies and procedures designed to make the Board and its Committees more effective in exercising their oversight roles. The Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines are available on our website www.investor.expeditors.com.

Nominating & Corporate Governance Committee

All members are independent under Exchange Act and NASDAQ rules.

Key Responsibilities:

•	Determine the criteria for Board membership

•	Lead the search for qualified individuals to become Board members

•	Recommend the composition of the Board and its Committees

•	Monitor and evaluate changes in Board members’ professional status

•	Conduct evaluations of Board and Committee effectiveness

•	Maintain a set of Corporate Governance Principles

•	Maintain the Company’s Code of Business Conduct and oversee its compliance

•	Assist in evaluating governance-related inquiries, commentary and proposals

•	Analyze current and emerging governance trends for impact on the Company

•	Oversee enterprise risks assigned to Committee by the Board

•	Monitor Directors' compliance with stock ownership guidelines

•	Oversee the Company's sustainability/ESG programs

21 | Expeditors International of Washington, Inc.

2016 Committee Highlights

The Nominating and Corporate Governance Committee met four times in 2016.

•
Continued to execute its multi-year Director Succession Plan to enhance Board skills. Over the past three years, the Board’s composition has evolved substantially: increased the percentage of independent Directors (64% in 2013 to 82% in 2017), decreased the average tenure (12 years in 2013 to 5 years in 2017), and increased the percentage of women (9% in 2013 to 18% in 2017)

•	Recruited two new Directors for the 2017 slate, addressing key target skills and experiences embodied in the Director Succession Plan

◦	Nomination of Glenn M. Alger

◦	Nomination of Alain Monié

•	Implemented bylaw amendment to enable proxy access

•	Refreshed Company's Governance Principles, Committee Charter, and Code of Business Conduct

•	Reviewed Company’s enterprise risk management program

•	Conducted Board and Committee evaluations

•	Continued to invest in continuous Board education, including two board sessions on Company’s cybersecurity program
Key Nominating & Corporate Governance Policies & Practices
The Committee operates according to the following key corporate governance policies and practices:

Key Corporate Governance Policies
The Company is committed to the highest standards of legal and ethical business conduct; the Company’s Code of Business Conduct is available at www.investor.expeditors.com
•Annual election of all Directors
•In a non-contested election, each Director must be elected by a majority of votes cast
•Availability of proxy access for qualifying shareholder groups
•Independent Board Chair
•The majority of the Board is comprised of independent Directors
•Each of the three Board Committees is made up of only independent Directors
•Each Committee operates under a written charter that has been approved by the Board
•Any Board action must be approved by a majority of the independent Directors
•Each of the three Committees has the authority to retain independent advisors
•The Board and each Committee evaluates its performance
•No shareholder rights plan (“poison pill”)
•No pledging, hedging or engaging in any derivatives trading of Company shares

Key Considerations for Director Nominations
The Committee shall take into account all of the following criteria when determining the qualifications of any candidate for Director:
•Integrity and judgment
•Independence
•Knowledge and skills
•Experience and accomplishments
•Contribution to Board diversity
•Contribution to Board interaction
•Ability and willingness to make long-term commitment

Notice of Annual Meeting & Proxy Statement | 22

Corporate Citizenship
The Committee oversees environmental, social, and governance issues; those initiatives are described under "Corporate Citizenship" at www.expeditors.com
•Corporate Citizenship for Expeditors includes:
(1) the safety, training and well-being of our employees
(2) the sustainable and proper management of the environments in which we operate
(3) improving the communities where we live and work
•Authority for day-to-day management of issues related to Corporate Citizenship is delegated to Expeditors' senior management
•The Board believes that our leadership in corporate citizenship can help our customers achieve similar goals

Nominating & Corporate Governance Committee:

Liane Pelletier, Chair
Mark Emmert
Dan Kourkoumelis

23 | Expeditors International of Washington, Inc.

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATON

The Board has recommended four substantial changes to the CEO's 2017 compensation plan:

1.	Shifting a greater portion of CEO pay from cash to long-term equity incentives in order to further enhance shareholder alignment and multi-year performance;

2.	Reducing the CEO's allocation of the Executive Incentive Compensation Pool by 6% to help fund expansion of the Company's strategic growth initiatives;

3.	Adding a minimum 5% operating income growth requirement for our CEO to realize full bonus payout under the Executive Incentive Compensation Plan; and

4.
Shifting a portion of CEO pay from annual to longer-term by adopting performance metrics in the form of performance share units (“PSU”) that will vest only if 3-year performance goals are achieved for Net Revenue and EPS.

Substantive Changes to 2017 Compensation

Action	Rationale
Shifting a greater portion of CEO pay to equity
• Increases CEO alignment with long-term interest of shareholders
• Equity will represent approximately 40% of CEO’s 2017 total pay (defined as base salary plus cash incentive plus the targeted value of RSU and PSU compared to approximately 24% of CEO’s 2016 total pay)

Adopting a performance share unit (“PSU”) program for the CEO that will vest only if 3-year performance goals are achieved for Net Revenue and EPS	• Provides performance-vesting LTI to align focus on long-term performance • Aligns CEO with shareholders through share ownership (provided PSUs are earned) • Aligns with prevalent market practices
Adopting “double trigger” vesting upon a change-in-control for all new equity incentive awards beginning in 2017	• Aligns with emerging market practices and shareholder preferences
Replacing stock options with restricted stock units (“RSUs”) for all NEO	• Increases shareholder alignment of NEO • Supports leadership continuity
Adding a performance requirement to CEO’s annual Executive Incentive Compensation Plan requiring 5% year-over-year operating income growth to earn unreduced payout (in lieu of 115% payout cap that previously governed growth in year-over-year payouts)

• Establishes performance expectation for continuous profit growth where if year-over-year operating income growth is less than 5%, the executive receives a 5% reduction on their payout
• Establishes minimum level of operating income performance without penalizing for exceptional operating income growth

Adopting a “hold until met” policy that requires executives to hold 75% of the net after-tax shares received upon vesting of PSUs and RSUs until their respective stock ownership guidelines are met	• Aligns executives with long-term interest of shareholders • Aligns with emerging market practices and shareholder preferences

Notice of Annual Meeting & Proxy Statement | 24

Compensation: What We Do and Don't Do

What We Do	What We Don't Do
Pay decisions are made by independent Directors	No guaranteed bonuses

Pay for performance (over 98% of CEO pay is 'at risk' and directly linked to performance)	No perquisites

Focus on multiple performance metrics (beginning in 2017)	No supplemental pension benefits

Double trigger vesting of unvested equity upon a change in control (beginning in 2017)	No repricing of underwater options

Work with an independent compensation consultant	No hedging or pledging of Company shares

Align with shareholders through PSUs and RSUs (beginning in 2017)	No tax gross-ups paid on severance benefits

Maintain executive and outside Director share ownership guidelines	No retirement bonuses

Subject incentive compensation to clawback policy

Engage shareholders on compensation matters

Annual say-on-pay votes for our shareholders

The Board of Directors has elected to submit the non-binding vote on compensation of the Company’s NEO to shareholders on an annual basis.

At the 2016 Annual Meeting, approximately 68% of shareholders supported the non-binding vote to approve NEO compensation ("say-on-pay"). The Compensation Committee considered these voting results and discussions with about 60% of our shareholders to shape the 2017 compensation program.

Effect of Proposal
This say-on-pay proposal is non-binding on the Board of Directors. The approval or disapproval of this proposal by shareholders will not require the Board of Directors or the Compensation Committee to take any action regarding NEO compensation. The final decision on NEO compensation remains with the Board of Directors and/or its Compensation Committee. Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding NEO compensation.

The Board of Directors recommends a vote FOR this proposal.

25 | Expeditors International of Washington, Inc.

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program in 2016. In particular, this CD&A explains how the Compensation Committee (the “Committee”) of the Board of Directors made its compensation decisions for the Company’s executives, including the following NEO:

•	Jeffrey S. Musser, President and Chief Executive Officer

•	Philip M. Coughlin, President-Global Geographies & Operations

•	Eugene K. Alger, President-Global Services

•	Daniel R. Wall, President-Global Products

•	Bradley S. Powell, Senior Vice President and Chief Financial Officer

Base Salaries

Throughout our history, we have followed a policy of offering our management employees a compensation package that is heavily weighted toward incentive-based compensation. To emphasize at-risk variable pay, we have customarily set annual base salaries of our NEO and other top managers well below competitive market levels. Our NEO 2016 base salaries were well below median NEO base salaries in our peer group. In 2016, we set base salaries for NEO at $100,000.

Executive Incentive Compensation Plan

The Executive Incentive Compensation Plan is the primary component of our compensation program. The Plan has been in place since 1985 and its unique design incentivizes our management team to continually increase our operating income, which in turn drives long-term shareholder value. The Executive Incentive Compensation Plan is designed to drive superior financial results and is effective because of its simplicity, transparency, and focus on a key operating metric.

Operating income captures many elements of managing a healthy business, including:

•	growing and maintaining profitable business

•	gaining new customers

•	improving customer satisfaction

•	managing carriers and service provider relationships and costs

•	increasing employee satisfaction and retention

•	controlling expenses

•	collecting cash timely

To be successful, management must optimize the multiple elements of a full income statement, culminating with operating income. This metric is comprehensive, simple, objective and easily understood. It reflects short- and long-term growth and efficiency, and creates a prudent and entrepreneurial environment. We remain committed to our focus on operating income and our view that this broad-based metric is a key driver of shareholder value over the long-term.

Notice of Annual Meeting & Proxy Statement | 26

Our use of U.S. GAAP operating income rewards management for delivering profitable results. We use U.S. GAAP operating income because we believe that management must be held accountable for our results regardless of external market forces that may adversely affect the level of bonus payouts. Our Executive Incentive Compensation Plan creates a culture of shared economic interests among our top managers and ensures a universal and daily focus on the achievement of superior financial results. Equally important, our focus on continual improvement in operating income drives long-term shareholder value creation.

Described below are the key terms of the Plan.

Eligibility for the Incentive Pool
The Compensation Committee, at its discretion, determined which executive officers and other top managers would be eligible to participate in the Executive Incentive Compensation Plan in 2016. For each quarter of 2016, the Committee determined that each NEO and every member of senior management who received annual base salary equal to or less than $120,000 would participate in the Executive Incentive Compensation Plan. This approach is consistent with prior years.

Funding the Incentive Pool
Company performance funds an Incentive Pool to 10% of our U.S. GAAP operating income. The Compensation Committee believes that setting the Incentive Pool at a fixed percentage of operating income with fluctuations in the amounts paid directly linked to actual changes in operating income, aligns the interests of employees and shareholders.

The Company has never incurred an annual or quarterly operating loss since going public in September 1984. Nonetheless, we maintain the following stringent policies in the event that we should incur no or negative operating income for a quarter:

•	No incentive payments will be made for a quarter in which we have no or negative operating income.

•
Any cumulative operating losses must be made up by future operating income before we would start to fund the Incentive Pool for incentive payments. For example, if we incurred a $5 million operating loss in the first quarter of a fiscal year, no incentive payments would be made for that quarter. If operating income in the second and third quarter of such fiscal year equaled, in the aggregate, $5 million, we would still make no incentive payments for those quarters. However, in the fourth quarter, if quarterly operating income was positive, the Incentive Pool would be funded and incentive payments would be made to eligible executives.

•
The foregoing policy also would apply if operating income, in years that have previously been audited and reported, were to be subsequently adjusted downward. In that situation, no payments under the Executive Incentive Compensation Plan would be due until future operating income results exceed the amount of the downward adjustment. However, no additional payments would be due if such adjustments increased previously reported fiscal year operating income.

We believe this policy protects shareholder interests while strongly incentivizing our management team to maintain and increase positive operating income every fiscal quarter.

Allocation of the Incentive Pool
The Compensation Committee, at its discretion, determined each NEO's allocable portion of the Incentive Pool. This determination was made for each fiscal quarter of 2016. The Compensation Committee considered various factors in determining each participant's allocable share of the Incentive Pool, including:

•
The executive’s roles and responsibilities with the Company - generally, those executives in the most senior positions are allocated a greater portion of the Incentive Pool than those serving in less senior positions;

•	The contribution of the executive in increasing corporate profits and shareholder value;

•	An executive’s promotion or noteworthy accomplishments during the fiscal year; and

•	The executive’s tenure with the Company.

27 | Expeditors International of Washington, Inc.

The Compensation Committee re-determines each NEO, as well as other eligible senior managers’ allocable share of the Incentive Pool each year. The allocation of the Incentive Pool to NEO did not change from 2015 to 2016, except for the promotion of Dan Wall to President - Global Products. For our most senior executives, their allocable percentage of the Incentive Pool is likely to decline over time to accommodate additional investments in personnel. The allocable percentages to all senior managers (including all of the NEO) for the 2017 performance year was reduced by 6% to partially fund the expansion of our new Strategy function and related strategic initiatives.

Determining Payouts Under the 2016 Incentive Pool
Payouts under the Plan were determined by multiplying the Incentive Pool by each participant’s allocable portion of the Incentive Pool, with the resulting earned payout subject to a payout cap (see below for further details on the payout cap). For each quarter of fiscal 2016, we had positive operating income, which resulted in the funding of the Incentive Pool for each quarter. At the conclusion of each quarter, the Compensation Committee reviewed and approved each NEO incentive payment under the Executive Incentive Compensation Plan based on the executive officer’s allocable share of the Incentive Pool for that quarter. Earned incentive awards were paid subsequent to the filing of the Company’s Form 10-Q or 10-K with the SEC.

In 2015 and 2016, there was a payout cap that limited the maximum payout our NEO could receive under the Incentive Pool. Under the cap, participants could not receive a payout that exceeded 115% of the highest amount earned by that individual in the three prior comparable quarters. The payout cap was not applicable in 2016, though payouts to our NEO in 2015 were capped and therefore compensation was reduced by a total of $1,000,987 in 2015.

2016 Long-Term Incentive Grants

Our 2016 Stock Option Plan was designed to incentivize management to increase long-term shareholder value and to encourage retention of key talent over a sustained time period. For 2016, stock options were the exclusive form of equity incentive compensation granted to our NEO, as well as to approximately 2,300 employees. Realized compensation from a stock option is only achieved if the value of the Company increases over the long term.

In 2016, we granted stock options to our NEO from the shareholder approved 2016 Stock Option Plan with an exercise price equal to our closing share price on the grant date and that vest 1/3 on each successive one year anniversary of the grant date.

The Company’s equity incentive plans prohibit the repricing or exchange of underwater stock options. The vast majority of stock options (including those made to our NEO) are approved and granted by the Board of Directors at the meeting immediately following our Annual Shareholders Meeting where the 2016 Stock Option Plan was approved.

Determination of NEO 2016 Stock Option Grants
The Compensation Committee considered various factors in determining the size of each NEO stock option grant for 2016, including:

•	Executive officer performance during the past 12 months, including promotions or other noteworthy accomplishments;

•	Targeted NEO equity-to-overall compensation ratio;

•	Tenure with the Company;

•	Current position and associated responsibilities; and

•	Amount of grants relative to peers within the Company.

Notice of Annual Meeting & Proxy Statement | 28

Perquisites & Other Personal Benefits

The Company provides no perquisites or personal benefits to our NEO that are not available to all employees. The Company provides standard benefits packages to all employees that vary by country, based on individual country regulations. Further, the Company does not provide tax “gross-ups” on change in control severance benefits or any other type of benefit.

Risk & Compensation Clawback Recovery

Because the Executive Incentive Compensation Plan is based on cumulative operating income, any operating losses that are incurred must be recovered from future operating income before any amounts would be due to participants. Since a significant portion of executive compensation comes from the Executive Incentive Compensation Plan, the Company believes that this cumulative feature is a disincentive to excessive risk taking by its senior managers. No one individual has the authority to commit the Company to excessive risk taking. Due to the nature of the Company’s services, the business has a short operating cycle. The outcome of any higher risk transactions, such as overriding established credit limits, would be known in a relatively short time frame. Management believes that when the potential impact on the bonus is considered in light of this short operating cycle, the potential for gains that could be generated by higher risk business practices is sufficiently mitigated. Management believes that both the stability and the long-term growth in net revenues, operating income and net earnings are a result of the incentives and recovery mechanism inherent in the Company’s compensation programs.

In addition, the Company has expanded its “clawback policy” under the Sarbanes-Oxley Act related to financial restatements to include not just the CEO and Chief Financial Officer (CFO), but all members of senior management.

Role of the Compensation Committee, Management & Consultants

Compensation decisions, other than compensation and equity grant determinations for the CEO, are made in consultation with the CEO. Compensation decisions for the CEO are made by our Compensation Committee. The Compensation Committee recommends all compensation decisions for the NEO to the Board of Directors for final approval. With respect to the Executive Incentive Compensation Plan, the CEO recommends allocation percentages for all participating executive officers, which must be reviewed and approved by the Compensation Committee.

The Board does not believe that overall total compensation targets, per se, are consistent with the underlying compensation philosophy of the Company. The Company does recognize, however, that because it operates in the highly competitive global logistics services industry, the quality of its service depends upon the quality of the executives and other employees it is able to attract and retain. In order to succeed, the Company believes that it must be able to attract and retain qualified executives and employees. The Compensation Committee considers the competitiveness of the entire compensation package of an executive officer relative to that paid by similar companies when evaluating the adequacy of base salaries, the percentage allocations of the Executive Incentive Compensation Plan and grants of stock options. The Company’s objective is to offer a total compensation package which gives the executive officer the opportunity to be rewarded at a level believed to be superior to that offered by the Company’s competitors in the global logistics services industry. The Company believes that the opportunity for achieving superior levels of compensation is predicated on achieving sustained, long-term profitable results that are superior to those of its competitors.

29 | Expeditors International of Washington, Inc.

The Compensation Committee used benchmark data on a limited basis to review base salaries and other compensation information and practices disclosed by certain U.S. publicly traded companies in the logistics and transportation industry. The benchmark data has confirmed that the Company’s compensation packages offered to executives are competitive and give executives appropriate incentives to retain and gain profitable customers and business. Benchmark data was derived from proxy statements filed by Alaska Air Group, Inc., Avis Budget Group, Inc., CH Robinson Worldwide, Inc., CSX Corp., Hertz Global Holdings, Inc., Hub Group, Inc., JB Hunt Transport Services, Inc., JetBlue Airways Corp., Landstar System, Inc., Norfolk Southern Corp., Ryder System, Inc., Swift Transportation, UTi Worldwide, Inc., XPO Logistics, Inc., and YRC Worldwide, Inc. While these companies are of various sizes in terms of revenue, the Compensation Committee believes the benchmark data derived from this group of companies is useful for the limited comparisons described above.

In 2016, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to provide advice on executive and Director compensation matters. The Compensation Committee has assessed the independence of Meridian pursuant to SEC and NASDAQ rules and determined that no conflict of interest exists that would prevent Meridian from providing independent and objective advice to the Compensation Committee. In 2016 Meridian provided consulting services only as directed by the Compensation Committee. Meridian reports directly to the Compensation Committee and does not provide any other services to the Company.

Notice of Annual Meeting & Proxy Statement | 30

Employment Agreements

The Company has entered into employment agreements with each NEO. Each of the employment agreements is automatically renewable upon expiration for additional one-year periods unless either party elects otherwise.

Executive Stock Ownership Policy

The Company maintains executive stock ownership guidelines. These stock ownership guidelines are applicable to our NEO, and other certain other senior management holding a title of Senior Vice President or above. These guidelines are designed to increase executives’ equity stakes in the Company and to further align executives’ interests with those of shareholders. The guidelines require covered executives to own shares of the Company’s Common Stock sufficient to satisfy the amount specified below as a multiple of the executive’s annual base salary:

Chief Executive Officer	15 x Base Salary	Currently	$1,500,000
President or Executive Vice President	10 x Base Salary	Currently	$1,000,000
Senior Vice President	5 x Base Salary	Currently	$500,000

Executives in the positions above need to achieve the corresponding ownership target within five years of promotion to the position or within five years of the policy adoption date. This policy excludes stock option grants from the ownership calculation and is governed by the Compensation Committee. As of December 31, 2016 all of our NEO are in compliance with their respective ownership guideline.

A policy change effective in 2017 requires that all executives hold 75% of the net after-tax shares received upon vesting of any PSUs and RSUs until their respective stock ownership guidelines are achieved.

Insider Trading Policy Prohibits Hedging or Pledging

The Company’s Insider Trading Policy prohibits its Board of Directors and employees from hedging or pledging their ownership of Company stock, including trading in publicly-traded options, puts, calls or other derivative instruments related to Company stock.

Other Retirement or Disability Payments

The Company has no formal obligations to make any payments to any executive officer upon his or her death, disability or retirement except to executive officers domiciled in countries where statutory regulation require that these benefits be provided to all employees. The Company adopted a policy in 2014 that prohibits the payment of any retirement bonuses to executive officers and members of senior management.

While there is no legal or contractual obligation to do so, the Company has, on occasion, accelerated the vesting of any unvested stock options of employees who pass away.

31 | Expeditors International of Washington, Inc.

Potential Payments upon Termination & Change in Control

Stock options granted to employees including the NEO, will become immediately vested and fully exercisable in connection with the occurrence of a “Change in Control” of the Company. “Change in Control” means either of the following: (a) when any person (with certain exceptions) becomes the beneficial owner, directly or indirectly, of 50% of the Company’s then outstanding securities, or (b) when a transaction requiring shareholder approval occurs involving the sale of all, or substantially all, of the assets of the Company or a merger of the Company with or into another company.

The employment agreement for each NEO contains a covenant not to compete which allows the Company to extend the restriction on competition with the Company for six months following termination of the employment relationship. The extension is at the sole discretion of the Company unless the employee terminates the employment relationship by resigning during a specified period surrounding a “change in control,” in which case the employee may decline any accompanying lump sum payment and thereby avoid the accompanying restriction on competition.

Scenario 1: No changes are made in management as a result of a change in control as described above. NEO would receive the realized gain on exercise, if any, upon acceleration of unvested stock options shown in Column 1.

Scenario 2: NEO employment agreements are terminated with cause subsequent to a change in control. Amounts due would include the realized gain on exercise, if any, upon acceleration of unvested stock options under Column 1. No amounts are due to the NEO under Column 2. At the Company’s discretion, as noted above, for a lump sum payment of half the NEO base salary under Column 3, the Company could invoke the non-compete provisions contained in the employment agreement.

Scenario 3: NEO resigns subsequent to a change in control. The NEO would be entitled to the realized gain on exercise, if any, upon acceleration of unvested stock options under Column 1. The NEO would not be entitled to any cash compensation. The Company could, in its sole discretion, pay the NEO a lump sum amount under Column 3 in exchange for invoking the non-compete provisions in the employment agreement. In a change in control situation, the NEO has the option to reject or to accept this lump sum payment. By rejecting the payment, the executive will no longer be subject to the non-compete provisions of the employment agreement.

Scenario 4: NEO employment agreements are terminated without cause subsequent to the change in control. Amounts due would include the realized gain on exercise, if any, upon acceleration of unvested stock options shown in Column 1. In addition, the NEO would be entitled to receive cash compensation based on one-half of base salary plus one-half of the amount of the Bonus Pool payment received by the executive in the preceding twelve months under Column 4. Under the terms of the employment agreement, when an executive is terminated without cause, the non-compete provisions remain in effect for six months from the date of termination.

Notice of Annual Meeting & Proxy Statement | 32

The following table and accompanying narrative illustrates the payments that would be due to each of the NEO under several possible “change in control” scenarios.

	Column 1		Column 2	Column 3	Column 4
	Accelerated vesting of Stock options Based on Change in Control		Resign or Terminated for Cause(2)	Terminated for Cause with Non-Compete Agreement(2)	Terminated Without Cause(3)
Name	Shares	Realized Gain(1)
Jeffrey S. Musser	322,250	$2,051,275	$—	$50,000	$2,008,836
Phil M. Coughlin	214,350	$1,369,710	$—	$50,000	$1,798,473
Eugene K. Alger	154,750	$1,001,300	$—	$50,000	$1,729,262
Daniel R. Wall	146,750	$919,935	$—	$50,000	$1,367,390
Bradley S. Powell	156,000	$1,009,800	$—	$50,000	$1,728,352

1.
The realized gain was calculated based on a closing market price of the Company’s common stock of $52.96 per share at December 31, 2016, multiplied by the number of each NEO unvested stock options at that date, which would immediately vest in the event of a change in control as of that date, less the aggregate amount that would be required to be paid to exercise the options.

2.
When terminating an executive officer for cause, the Company may, in its sole discretion, enforce the non-compete provision contained in the employment agreements for a lump sum payment representing 50% of the executive officer’s base salary. The term “cause” as defined by the employment agreement is any act of an executive officer, which in the reasonable judgment of the Board of Directors, constitutes dishonesty, larceny, fraud, deceit, gross negligence, a crime involving moral turpitude, willful misrepresentation to shareholders, Directors or officers or material breach of the employment agreement. The non-compete provision is automatically extended except in circumstances discussed above.

3.
When terminating an executive without cause, the Company must pay the executive officer cash compensation in a lump sum amount equal to 50% of his or her base salary plus 50% of the amount of the preceding twelve months of non-equity incentive compensation.

Policy on Deductibility of Compensation

Under Section 162(m) of the Code, the Federal income tax deduction for certain types of compensation paid to each of our NEO (except our CFO) is limited to $1,000,000 per taxable year unless such compensation meets certain requirements. The Compensation Committee intends to take into account the deduction limitation under Code Section 162(m) when developing compensation programs and seek to qualify incentive compensation under 162(m) to the extent possible. However, in order to maintain flexibility and structure a compensation program that is in the best interest of our company, the Committee has not adopted a policy requiring all compensation to be fully deductible under Section 162(m). The Compensation Committee may determine it is in the best interest of the Company to award compensation to a NEO which is not fully deductible as a result of this limitation.

33 | Expeditors International of Washington, Inc.

Compensation Committee Report

The Compensation Committee believes in simple, easy to understand executive incentive compensation plans that are directly aligned with Company performance and focus management on enhancing the long-term value of the Company. The Compensation Committee Charter is available on our website www.investor.expeditors.com.

Compensation Committee

All members are independent under Exchange Act and NASDAQ rules.

Key Responsibilities:

•	Recommend compensation of executive officers

•	Approve the annual and long-term performance goals for the Company’s incentive plans

•
Annually review and approve corporate goals and objectives relevant to CEO compensation, annually evaluate CEO performance in light of those goals and objectives, and recommend CEO compensation based on that evaluation

•	Ensure that incentive compensation programs are consistent with the Company’s annual and long-term performance objectives and do not encourage unnecessary or excessive risk taking

•	Determine base salary, participation level in the Executive Incentive Compensation Plan and equity grants to the CEO

•	Review and recommend compensation of non-management Directors

•	Oversee enterprise risks assigned to Committee by the Board

Notice of Annual Meeting & Proxy Statement | 34

Compensation Committee Interlocks & Insider Participation
No member of the Committee is or has been an officer or employee of the Company and none had any interlocking relationship with any other entities or of the type that would be required to be disclosed in this Proxy Statement.

2016 Committee Highlights

The Compensation Committee met five times in 2016. The following are the significant matters addressed by the Committee as a result of say-on-pay votes and feedback from shareholders in 2016:

•	Shifting a greater portion of CEO pay to equity

•	Adopting a performance share unit (“PSU”) program for the CEO that will vest only if 3-year performance goals are achieved for Net Revenue and EPS

•	Adopting “double trigger” vesting upon a change-in-control for all new equity incentive awards beginning in 2017

•	Replacing stock options with restricted stock units (“RSUs”) for all NEO

•
Adding a performance requirement to CEO’s annual Executive Incentive Compensation Plan requiring 5% year-over-year operating income growth to earn unreduced payout (in lieu of 115% payout cap that previously governed growth in year-over-year payouts)

•	Adopting a “hold until met” policy that requires executives to hold 75% of the net after-tax shares received upon vesting of PSUs and RSUs until their respective stock ownership guidelines are met
The Compensation Committee believes that the compensation for the CEO and other NEO are consistent with its philosophy and the objectives described above. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors:

Mark Emmert, Chair
Diane Gulyas
Tay Yoshitani

35 | Expeditors International of Washington, Inc.

Summary Compensation Table for the Fiscal Year Ended December 31, 2016

The table below summarizes the total compensation earned by each NEO for each of the fiscal years shown. The Company has entered into employment and indemnification agreements with all of the NEO.

The NEO were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal years shown. Amounts listed under “Non-Equity Incentive Plan Compensation” were determined based on percentages of the Bonus Pool that were allocated to each NEO by the Compensation Committee based on the factors described in the Compensation Discussion and Analysis contained herein.

Base salaries for the NEO accounted for approximately 2% of their total compensation and “at-risk” compensation - “Option Awards” and “Non-Equity Incentive Plan Compensation” accounted for approximately 98% of their total compensation. Benefits accounted for less than 1% of the total compensation of NEO.

The following table sets out the type and amount of compensation paid to each NEO for the years ended December 31:

Name & Position Year	Year	Salary	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)(4)	All Other Compensation (5)	Total
Jeffrey S. Musser	2016	$100,000	$1,225,200	$3,859,382	$1,500	$5,186,082
President &Chief Executive Officer	2015	$100,000	$1,540,115	$3,917,671	$1,500	$5,559,286
	2014	$100,000	$1,497,198	$3,481,338	$1,500	$5,080,036
Philip M. Coughlin	2016	$100,000	$735,120	$3,444,916	$1,500	$4,281,536
President - Global Geographies& Operations	2015	$100,000	$1,108,883	$3,496,945	$1,500	$4,707,328
	2014	$112,731	$1,038,681	$2,959,491	$1,500	$4,112,403
Eugene K. Alger (1)	2016	$100,000	$520,710	$3,308,555	$1,500	$3,930,765
President - Global Services	2015	$100,000	$800,860	$3,358,524	$1,500	$4,260,884
Daniel R. Wall (1)	2016	$100,000	$520,710	$2,942,532	$1,500	$3,564,742
President - Global Products	2015	$100,000	$1,002,723	$2,634,779	$1,500	$3,739,002
Bradley S. Powell	2016	$100,000	$520,710	$3,306,760	$1,500	$3,928,970
Senior Vice President	2015	$100,000	$800,860	$3,356,703	$1,500	$4,259,063
& Chief Financial Officer	2014	$100,000	$748,599	$2,934,129	$1,500	$3,784,228

(1)	Messrs. Alger and Wall were not NEO of the Company in 2014.

(2)
This column represents the aggregate grant date fair value of options granted in each of the years presented. All assumptions used to determine the grant date fair value of the option awards are included in Note 3 to the Company’s consolidated financial statements on Form 10-K as filed on February 23, 2017.

(3)
The payments were made pursuant to the Executive Incentive Compensation Plan. Amounts for Mr. Coughlin in 2014 also include $1,329,968 earned under the operating district compensation plan prior to his promotion to President-Global Geographies and Operations.

(4)
Payouts under the Plan only increase when the Company delivers a year-over-year increase in operating income. In 2015, payouts to our NEO were capped, which resulted in a total reduction of $1,000,987. On a pre-capped payout basis, 2016 payouts under the Plan were 7% lower than the uncapped 2015 allocation. This reduction directly corresponds with our year- over-year 7% decrease in operating income. This demonstrates the Plan’s direct link to operating income performance. Mr. Wall’s year-over-year payouts increased due to his promotion in June 2015.

(5)
These amounts include the Company’s matching contributions of $.50 for each $1.00 of employee savings, up to a maximum annual Company contribution of $1,500 per qualified employee, under an employee savings plan intended to qualify under Section 401(k) of the Code.

Notice of Annual Meeting & Proxy Statement | 36

Grants of Plan-Based Awards Table

The following table sets forth certain information regarding awards granted during 2016 to the NEO:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards (3)	Grant Date Fair Value of Option Awards (4)
Name	Grant Date	Threshold	Target	Maximum
Jeffrey S. Musser	5/3/2016	--	$3,859,382	--	120,000	$47.39	$1,225,200
Philip M. Coughlin	5/3/2016	--	$3,444,916	--	72,000	$47.39	$735,120
Eugene K. Alger	5/3/2016	--	$3,308,555	--	51,000	$47.39	$520,710
Daniel R. Wall	5/3/2016	--	$2,942,532	--	51,000	$47.39	$520,710
Bradley S. Powell	5/3/2016	--	$3,306,760	--	51,000	$47.39	$520,710

(1)
The total amount available to executive officers participating in the Executive Incentive Compensation Plan, including all NEO, is limited to 10% of pre-bonus operating income. Individual amounts earned under this plan are determined by participation percentages approved by the Compensation Committee. The Company does not use thresholds or targets or maximums in determining levels of compensation.

(2)	The above grants were made pursuant to the Company’s 2016 Stock Option Plan.

(3)	The exercise price is the market closing price of the underlying security on the grant date.

(4)
All assumptions used to determine the grant date fair value of the option awards are included in Note 3 to the Company’s consolidated financial statements included on Form 10-K as filed on February 23, 2017.

Option Exercises & Year-End Option Value Tables

The following tables set forth certain information regarding options exercised and held by the NEO. Options exercised during the year ended December 31, 2016:

	Option Exercises
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)
Jeffrey S. Musser	10,000	$35,419
Philip M. Coughlin	10,000	$33,717
Eugene K. Alger	10,000	$22,020
Daniel R. Wall	8,000	$26,304
Bradley S. Powell	—	$—

(1) Represents the difference between the market price of the Company’s Common Stock at exercise and the exercise price of the options, multiplied by the number of options exercised.

37 | Expeditors International of Washington, Inc.

Outstanding option awards at December 31, 2016:

Name	Year of Grant	Exercisable	Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Exercise or Base Price	Expiration Date
Jeffrey S. Musser	2016	—	120,000	--	$47.39	5/3/2026
	2015	—	100,000	--	$47.27	5/21/2025
	2014	—	96,000	--	$45.56	12/5/2024
	2013	5,000	5,000	--	$35.32	5/1/2023
	2012	3,750	1,250	--	$40.74	5/2/2022
	2010	10,000	—	--	$40.64	5/5/2020
	2009	5,000	—	--	$37.13	5/6/2019
	2008	3,000	—	--	$46.94	5/7/2018
	2007	5,000	—	--	$42.90	5/2/2017
Philip M. Coughlin	2016	—	72,000	--	$47.39	5/3/2026
	2015	—	72,000	--	$47.27	5/21/2025
	2014	—	66,600	--	$45.56	12/5/2024
	2013	3,750	3,750	--	$35.32	5/1/2023
	2011	6,500	—	--	$52.80	5/4/2021
	2009	5,000	—	--	$37.13	5/6/2019
	2008	7,000	—	--	$46.94	5/7/2018
	2007	5,000	—	--	$42.90	5/2/2017
Eugene K. Alger	2016	—	51,000	--	$47.39	5/3/2026
	2015	—	52,000	--	$47.27	5/21/2025
	2014	—	48,000	--	$45.56	12/5/2024
	2013	3,750	3,750	--	$35.32	5/1/2023
	2011	6,500	—	--	$52.80	5/4/2021
	2009	5,000	—	--	$37.13	5/6/2019
	2008	7,000	—	--	$46.94	5/7/2018
	2007	5,000	—	--	$42.90	5/2/2017
Daniel R. Wall	2016	—	51,000	--	$47.39	5/3/2026
	2015	—	36,000	--	$47.08	8/3/2025
	2015	—	29,000	--	$47.27	5/21/2025
	2014	—	27,000	--	$45.56	12/5/2024
	2013	2,500	2,500	--	$35.32	5/1/2023
	2012	3,750	1,250	--	$40.74	5/2/2022
	2011	5,500	—	--	$52.80	5/4/2021
	2010	10,000	—	--	$40.64	5/5/2020
	2009	5,000	—	--	$37.13	5/6/2019
	2008	5,000	—	--	$46.94	5/7/2018
	2007	5,000	—	--	$42.90	5/2/2017
Bradley S. Powell	2016	—	51,000	--	$47.39	5/3/2026
	2015	—	52,000	--	$47.27	5/21/2025
	2014	—	48,000	--	$45.56	12/5/2024
	2013	2,500	2,500	--	$35.32	5/1/2023
	2012	7,500	2,500	--	$40.74	5/2/2022
	2011	8,000	—	--	$52.80	5/4/2021
	2010	20,000	—	--	$40.64	5/5/2020
	2009	10,000	—	--	$37.13	5/6/2019
	2008	5,000	—	--	$35.80	10/1/2018

(1)
Unexercisable options granted in 2016 will vest 33% one year from the date of grant, an additional 33% 2 years from the date of grant, and 100% 3 years from the date of grant. Unexercisable options granted in 2015 and 2014, and 2013 will vest 50% three years from the date of the grant and an additional 25% will be vesting 4 and 5 years from the date of the grant, respectively. Unexercisable options granted in 2012 will vest in 2017 on the anniversary day of the date of grant. The options are subject to earlier vesting under certain conditions set forth in the Option Plan. (See Potential Payments upon Termination and Change in Control).

Notice of Annual Meeting & Proxy Statement | 38

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2016 regarding compensation plans under which equity securities of the Company are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options & Rights	Weighted-Average Exercise Price of Outstanding Options & Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (1)
Equity Compensation Plans Approved by Security Holders	17,373,937	$44.25	2,311,579
Equity Compensation Plans Not Approved by Security Holders	--	--	--
Total	17,373,937	$44.25	2,311,579

(1) Includes 2,091,669 available for issuance under the employee stock option plan, 75,750 available for future grants of stock options, and 146,160 available for issuance of restricted stock.

39 | Expeditors International of Washington, Inc.

PROPOSAL NO. 3:
APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities and Exchange Act of 1934, as amended, the Company is required to submit to shareholders a non-binding vote to advise whether the non-binding shareholder vote on compensation of the Company’s NEO shall occur every one, two, or three years.

The Board of Directors believes that submitting the non-binding vote on compensation of the Company’s NEO to shareholders on an annual basis is appropriate for the Company and its shareholders at this time.

In 2011, the last time this advisory proposal was put before shareholders, 86% percent of voting shareholders chose a frequency of one year.

The proxy card provides shareholders with four choices (every 1 Year, 2 Years, 3 Years, or Abstain). Shareholders are not voting to approve or disapprove the Board of Directors recommendation.

Effect of Proposal

The frequency vote is non-binding. Shareholder approval of a one-, two-, or three-year frequency vote will not require the Company to implement the non-binding vote on compensation of the Company’s NEO every one, two, or three years. The final decision on the frequency of a non-binding vote on compensation of the Company’s NEO remains with the Board of Directors and/or its committees.

The Board of Directors values the opinions of the Company’s shareholders. Although the vote is non-binding, the Board of Directors and its committees will carefully consider the outcome of the frequency vote when making future decisions regarding the frequency of voting on a non-binding vote on compensation of the Company’s NEO. The final decision on the frequency of a non-binding vote on compensation of the Company’s NEO remains with the Board of Directors and/or its committees.

The Board of Directors recommends a vote FOR a frequency of "1 YEAR."

Notice of Annual Meeting & Proxy Statement | 40

PROPOSAL NO. 4:
APPROVE THE 2017 OMNIBUS INCENTIVE PLAN

Introduction

On March 1, 2017, upon recommendation by the Compensation Committee (“Committee”), the Board of Directors (“Board”) approved the Expeditors International of Washington, Inc. Omnibus Incentive Plan (“2017 Plan”), subject to approval by shareholders at the Annual Meeting.

The material features of the 2017 Plan are summarized below, and a more detailed summary of the 2017 Plan is contained in Appendix A. Both summaries are qualified in their entirety by reference to the text of the 2017 Plan. Copies of the 2017 Plan and forms of Executive Performance Share Award Agreement and Executive Restricted Stock Unit Agreement are attached as Appendix B to this Proxy Statement.

The 2017 Plan will become effective on the date it is approved by shareholders. The 2017 Plan will replace the Company’s 2016 Stock Option Plan (the “Prior Plan”), which expires on April 30, 2017. Upon its expiration, no further grants may be made under the Prior Plan. Any shares issuable pursuant to grants under prior stock incentive or option plans will continue to be subject to applicable plan.

We are requesting shareholders to approve the 2017 Plan pursuant to which an aggregate of 2.5 million shares of Common Stock will initially be available for issuance. In addition, we are requesting shareholder approval so that certain compensation paid under the 2017 Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”). Shares issued under prior stock incentive or option plans, such as the Prior Plan, will not reduce the number of shares available under the 2017 Plan.

Factors Considered in Setting Size of Requested Share Reserve

In setting the proposed number of shares reserved and issuable under the 2017 Plan, the Committee and the Board considered a number of factors. These factors included:

•
The Company’s three-year average burn rate. Our three-year average “burn rate” was 1.6% for fiscal years 2014 through 2016. The Company's three-year average burn rate aligns with the median three-year average burn rate for a set of transportation industry peers of 1.5% for the period 2013 through 2015 (the most recent 3-year period that is publicly available). We believe our historical burn rate is reasonable for a company of our size in our industry. We define burn rate as the total number of stock options, restricted stock, performance stock, and shares underlying restricted stock units and performance stock units granted to Participants in a single year expressed as a percent of our common shares outstanding at the end of each fiscal year, as disclosed by each peer company in its public filings. Burn rates are calculated on an "economically equivalent" basis where a modifier is applied to the number of full-value shares granted in each year. The modifier is based on a company's trading volatility.

•
Estimated duration of shares available for issuance under the 2017 Plan. Based on the requested number of shares to be reserved under the 2017 Plan and on our three-year average burn rate as described above, we expect that the requested share reserve will cover awards for approximately 3 to 4 years. We anticipate issuing 600,000 to 700,000 shares per year. We believe the estimated duration of the requested share reserve is reasonable for a company of our size in our industry.

41 | Expeditors International of Washington, Inc.

•
Expected dilution. As of December 31, 2016, our estimated existing total overhang was 9.7%. We define existing total overhang as the sum of the following items expressed as a percentage of our common shares outstanding at the end of fiscal 2016: (i) the total number of shares subject to outstanding awards and (ii) the total number of shares available for future grants. Our existing total overhang as of that same date would be 11.0% based on including the additional 2.5 million shares that would be available for issuance under the 2017 Plan upon its approval by shareholders. This level of total overhang is within competitive market practices of the same set of transportation industry peers referenced above. We believe that the expected dilution that will result from the 2017 Plan is reasonable for a company of our size in our industry.

Rationale for Implementing Proposed 2017 Plan

We are asking shareholders to approve the 2017 Plan because we will be unable to make equity grants to our key employees upon expiration of the Prior Plan. As a result, the Company might need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified talent. Shareholder approval of the 2017 Plan will allow us to continue to grant equity awards (as well as cash incentive awards) to our employees, executive officers, and non-employee directors. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain key employees, encourages participants to contribute to the growth of the Company and aligns the interests of our Participants with those of our shareholders.

Principal Features of the Proposed 2017 Plan

A more detailed summary of the 2017 Plan is attached as Appendix A to this Proxy Statement, which forms a part of this proposal, but the material features of the 2017 Plan are set forth below.

A broad range of equity and cash vehicles. The 2017 Plan allows the Company to grant the following types of awards: stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, performance awards, dividend equivalents, cash awards, and other stock- and cash-based awards (collectively referred to herein as “Awards”). We believe that the breadth of Awards available under the 2017 Plan will provide the Committee the flexibility to structure appropriate incentives and respond to market-competitive changes in compensation practices.
A fixed reserve of shares of our common stock. The 2017 Plan provides for a fixed reserve of shares of our common stock to fund awards. The 2017 Plan does not contain an evergreen provision; accordingly, any increase in the share reserve requires shareholder approval.
Conservative share-counting provisions. For purposes of determining the number of shares of common stock remaining available for issuance under the 2017 Plan, we may not add back shares of common stock (i) repurchased on the open market with proceeds from the exercise of a stock option, (ii) tendered or withheld to pay the exercise price of a stock option or grant price, if applicable of a stock appreciation right, (iii) tendered or withheld to pay withholding tax and (iv) that are not issued in connection with the stock settlement of a stock appreciation right.

Notice of Annual Meeting & Proxy Statement | 42

Limits on dividends and dividend equivalents. The 2017 Plan prohibits the issuance of dividends and dividend equivalents on stock options and SARs; and prohibits the current payment of dividends or dividend equivalents on any Awards subject to performance-based vesting criteria until all applicable performance objectives have been achieved.
Limits on the duration of stock options and SARs. The 2017 Plan sets ten (10) years as the maximum term for stock options and SARs.
No stock option repricing. The 2017 Plan prohibits the repricing of stock options and SARs without prior shareholder approval.
No discounted stock options or SARs. The 2017 Plan requires the exercise price of stock options and the grant price of SARs to be not less than the fair market value of a share of common stock on the date of grant.
Compensation recoupment policy. Awards (including any shares subject to an Award) are subject to any Company policy providing for recovery, recoupment, clawback and/or other forfeiture.
Performance criteria. The 2017 Plan includes a list of performance criteria which the Committee may use in establishing specific performance targets to be attained as a condition to the vesting or payment of an Award so as to qualify the compensation attributable to those Awards as performance-based compensation (“Performance-Based Compensation”) for purposes of Section 162(m) of the Code (see Section 2(ff) of the 2017 Plan). Stock options and stock appreciation rights are treated as Performance-Based Compensation under Section 162(m) of the Code without subjecting such awards to the attainment of pre-established performance conditions.

Section 162(m) of the Code generally disallows an income tax deduction to publicly held companies for compensation paid to certain executive officers that exceeds $1,000,000, unless that compensation is tied to the attainment of performance goals established by an independent Committee under a shareholder-approved plan or the exercise of a stock option or stock appreciation right.

Shareholder approval of the 2017 Plan will also be considered approval of the material terms of the performance criteria under the 2017 Plan. The Committee will retain discretion to determine the structure of all Awards made pursuant the 2017 Plan, including whether such Awards are intended to comply with the applicable requirements for Performance-Based Compensation under Section 162(m) of the Code.

Limits on Awards to Certain Executive Officers. Section 162(m) of the Code also imposes other requirements for an Award to be treated as Performance-Based Compensation. In particular, Section 162(m) requires that an equity plan impose annual limits on the number shares or amount that may be paid under an Award intended to be treated as Performance-Based Compensation. The following are the annual limits under the 2017 Plan:

•	The maximum aggregate number of shares that may be subject to Options or SARs and granted to any Participant in any calendar year may not exceed 300,000 shares.

•
The maximum aggregate number of shares that may be subject to Full Value Awards and granted to any Participant in any calendar year may not exceed 300,000 shares. The foregoing maximum applies to any performance period that is equal to a fiscal year, which maximum shall be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration.

•
The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award that is payable or denominated in cash may not exceed $6,000,000 determined as of the date of payout. The foregoing maximum applies to any performance period that is equal to a fiscal year, which maximum shall be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration.

43 | Expeditors International of Washington, Inc.

If the Committee determines that it is advisable to grant Awards that are not intended to constitute Qualified Performance-Based Compensation, the Committee may grant such Awards in excess of the foregoing annual limits.

Limits on Equity Grants to Non-Employee Directors. The 2017 Plan generally provides that “fair value” of annual equity awards granted to each nonemployee director may not exceed $600,000, or $800,000 with respect to the Chairman of the Board. For this purpose, the Committee determines fair value under applicable financial accounting standards.

Limited term. The 2017 Plan terminates ten (10) years from the date it is approved by the Company’s shareholders.

Broad Eligibility. The 2017 Plan permits awards to employees, executive officers, non-employee Directors, and, subject to certain limitations, consultants or advisors providing services to the Company and its subsidiaries, as designated by the Committee.

Change in Control. The 2017 Plan provides that, upon a Change in Control, the outstanding awards will vest and be settled as set forth in the 2017 Plan or as otherwise provided in the award agreement. Unless the Awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control, Performance-based awards will vest based on actual performance, to the extent determinable, through the date immediately prior to the date of the change in control (with performance goals adjusted to reflect the truncated performance period and payable without proration), or as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever is greater.

No Outstanding Awards Under 2017 Plan

No awards have been granted under the 2017 Plan. If the 2017 Plan is approved by shareholders, awards will be granted at the discretion of the Committee. Accordingly, future benefits under the 2017 Plan are not determinable.

Equity Grants under Prior Plans

For information regarding our prior equity plans, including outstanding grants, please see “Compensation Discussion & Analysis”, “Option Exercises & Year-End Option Value Tables” and “Securities Authorized for Issuance Under Equity Compensation Plans” beginning on page 37.

Notice of Annual Meeting & Proxy Statement | 44

Certain U.S. Federal Income Tax Consequences

Subject to more detail contained in Appendix A, the following is a brief description of the Federal income tax treatment that will generally apply to options granted under the 2017 Plan based on current Federal income tax rules.

When the Committee grants an incentive stock option and when the optionee exercises an incentive stock option and acquires Common Stock, the optionee realizes no taxable income. However, the difference between the fair market value of the shares upon exercise and the exercise price (the spread) is an item of tax preference subject to the possible application of the alternative minimum tax.

If the optionee disposes of the stock before two years from grant or one year from the exercise of the incentive stock option (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the difference between the fair market value of the stock at exercise and the exercise price (the spread) or (ii) the difference, if any, between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If one- and two-year holding periods are satisfied, any gain or loss realized when the shares are sold will be treated as a capital gain or loss, and the Company will receive no corresponding tax deduction.

When the Committee grants a nonqualified stock option, the optionee realizes no taxable income and the Company can claim no deduction. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income to the extent of the spread, and the Company can claim a tax deduction for the same amount.

The Board of Directors recommends a vote FOR this proposal.

45 | Expeditors International of Washington, Inc.

PROPOSAL NO. 5:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee is recommending the approval of the appointment of KPMG LLP as registered independent public accountants for the Company to audit the consolidated financial statements for 2017. If shareholders do not approve, the Audit Committee will reconsider the appointment.

Relationship with Independent Registered Public Accounting Firm

KPMG provided the following audit and other services during 2016 and 2015:

	2016	2015
Audit Fees	$2,735,000	$2,718,000
Includes fees associated with the annual integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, statutory audits of foreign subsidiaries, and a registration statement.

Audit-Related Fees	--	26,000	Includes fees for attestation reports for international subsidiaries.
Tax Fees	91,000	152,000	Includes fees for tax advice and compliance. No fees were paid to KPMG in either year for tax planning.

All Other Fees	--	--
Total Fees	$2,826,000	$2,896,000

The Audit Committee has established a policy that prohibits the Company from retaining its principal independent registered public accounting firm for any engagements other than those that could be described above as audit, audit related or other services pre-approved by the Audit Committee. In all cases, the Audit Committee approves the services to be provided in advance to determine whether they would be compatible with maintaining KPMG’s independence.

The Audit Committee also reviews and approves an annual budget for specific categories of non-audit services (that are detailed as to the particular services), which KPMG is to be permitted to provide (those categories do not include any of the prohibited services in the auditor independence provisions of the Sarbanes-Oxley Act of 2002). This review includes an evaluation of the possible impact of the provision of such services by KPMG on the firm’s independence in performing its audit and audit-related services.

The Audit Committee and the Company’s Board of Directors believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. The Company has been advised by KPMG that it will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

The Board of Directors recommends a vote FOR this proposal.

Notice of Annual Meeting & Proxy Statement | 46

AUDIT COMMITTEE REPORT
The Audit Committee is dedicated to overseeing all accounting and financial reporting processes, including underlying internal controls, audits, and the transparency of disclosures in the Company’s financial reports. The Audit Committee Charter is available on our website at www.investor.expeditors.com.

Audit Committee

All members are independent under Exchange Act and NASDAQ rules. The Board has determined that Mr. McCune qualifies as an "audit committee financial expert" as defined under applicable SEC rules.

Key Responsibilities:

•	Maintain oversight of financial accounting and reporting and underlying internal controls

•	Assist the Board in discharging its fiduciary responsibilities and the adequacy of disclosures to shareholders and to the public

•	Maintain oversight responsibility for the Company’s independent registered public accounting firm

•	Assure the independence of the Company’s independent registered public accounting firm

•	Meet with the Company’s internal audit staff and members of the independent registered public accounting firm to review auditing scopes and findings

•	Facilitate open communication among Directors, the Company’s independent accounting firm, internal auditors and management

•	Oversee enterprise risks assigned to Committee by the Board

2016 Committee Highlights

The Audit Committee met four times in 2016. The following are some highlights and on-going projects from the Committee’s work in 2016:

•	Continued oversight of the development and planned implementation of the Company’s new accounting system.

•
Monitored management’s plans for implementing the new revenue recognition accounting standard that will become effective January 1, 2018, and the new lease accounting standard that is due to become effective January 1, 2019.

•	Received detailed reports from the members of management responsible for managing key enterprise risks that have been assigned to the Audit Committee for monitoring.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements, and internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing reports thereon.

47 | Expeditors International of Washington, Inc.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2016. The Audit Committee has discussed with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for 2016, the matters required to be discussed under the rules adopted by the PCAOB. In addition, the Audit Committee has received from KPMG the written disclosures and the letter required by the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG the auditor’s independence from the Company and its management.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Audit Committee:

Richard McCune, Chair
Dan Kourkoumelis
Michael Malone
James DuBois

Notice of Annual Meeting & Proxy Statement | 48

SHAREHOLDER PROPOSAL

Sonen Capital; Clean Yield Asset Management, on behalf of the Singing Field Foundation; and Zevin Asset Management, on behalf of the James T. Campen Trust, have given coordinated formal notice that they will introduce the following resolution and supporting statement at the 2017 Annual Meeting of Shareholders. The addresses and stockholdings of the co-proponents will be furnished upon oral or written request made to the Corporate Secretary of the Company.

PROPOSAL NO. 6: LINK EXECUTIVE COMPENSATION TO SUSTAINABILITY PERFORMANCE

RESOLVED: Shareholders request the Board Compensation Committee prepare a report assessing the feasibility of integrating sustainability metrics into the performance measures of senior executives under the Company's compensation incentive plans. Sustainability is defined as how environmental and social considerations and related financial impacts, are integrated into corporate strategy over the long term.

WHEREAS:

A large and diverse group of companies has integrated sustainability metrics into executive pay incentive plans, among them Alcoa, Unilever, Pepsi, Walmart, Group Danone and Mead Johnson.

Numerous studies suggest companies that integrate environmental, social and governance factors into their business strategy reduce reputational, legal and regulatory risks and improve long-term performance.

According to the largest study of CEOs on sustainability to date (CEO Study on Sustainability 2013, UN Global Compact and Accenture):

◦	76 percent believe embedding sustainability into core business will drive revenue growth and new opportunities.

◦	93 percent regard sustainability as key to success.

◦	86 percent believe sustainability should be integrated into compensation discussions, and 67 percent report they already do.

A 2012 Harvard Business School study concluded that firms that adopted social and environmental policies significantly outperformed counterparts over the long-term, in terms of stock market and accounting performance.

In 2013, the Carbon Disclosure Project and Sustainable Insight Capital Management found companies with industry leading climate change positions exhibited better performance than peers, measured by return on equity, cash flow stability and dividend growth.

The Glass Lewis report Greening the Green 2014: Linking Executive Pay to Sustainability, finds a "mounting body of research showing that firms that operate in a more responsible manner may perform better financially.... Moreover, these companies were also more likely to tie top executive incentives to sustainability metrics."

A 2012 report by the United Nations Principles for Responsible Investment and the UN Global Compact found "the inclusion of appropriate Environmental, Social and Governance (ESG) issues within executive management goals and incentive schemes can be an important factor in the creation and protection of long-term shareholder value."

A 2011 study of 490 global companies found that including sustainability targets in remuneration packages was sufficient to encourage sustainable development.

In 2013, CH2MHill found that firms that set tangible sustainability goals are more likely to tie executive compensation to the achievement of sustainability goals.

49 | Expeditors International of Washington, Inc.

SUPPORTING STATEMENT:

Effectively managing for sustainability offers positive opportunities for companies, and we believe should be a key area in which executives should be evaluated.

Linking sustainability metrics to executive compensation could reduce risks related to sustainability underperformance, incent employees to meet sustainability goals and achieve resultant benefits, and increase accountability. Examples of such metrics might include: greenhouse gas emissions measurements, energy and water intensity (consumption per dollar of revenue), renewable energy consumption and worker safety incidents.

Company Statement in Opposition

Our Board of Directors unanimously recommends that you vote AGAINST this proposal for the following reasons. We believe that our Compensation Committee, which is comprised entirely of independent directors, is best positioned to design and implement executive compensation arrangements that will promote the Company’s goals and create long-term shareholder value. To that end, the Compensation Committee needs flexibility in determining the appropriate metrics for executive compensation.
We are proud of our sustainability efforts and continuing initiatives, as described at our website at www.expeditors.com/about-us/corporate-citizenship, and the Company is fully committed to operating in a sustainable and ethical manner. Nevertheless, our Board believes that this proposal unduly interferes with the operations of our Compensation Committee, and that our shareholders’ interests are best served by maintaining the Committee’s flexibility to determine which metrics are best to drive sustainable, long-term growth.
For these reasons, the Board believes that this proposal is not in the best interests of the Company or our shareholders.
Accordingly, the Board of Directors unanimously recommends that the Shareholders vote AGAINST Proposal No. 6 - Link Executive Compensation to Sustainability Performance.

X	The Board of Directors recommends a vote AGAINST this proposal.

The Board believes:

•	this proposal unduly interferes with the Company's operations, and that

•	the interests of all shareholders' are best served by maintain flexibility to determine the best metrics to drive sustainable, long-term growth.

Notice of Annual Meeting & Proxy Statement | 50

OTHER INFORMATION

Other Business

As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the meeting. If any other business requiring a vote of the shareholders should properly come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

Certain Relationships & Related Transactions

The following section describes, since the beginning of the year ended December 31, 2016, (a) transactions in which the Company or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an executive officer, any immediate family member of a director, director nominee or executive officer, a security holder known to own more than 5% of the Company’s Common Stock or any immediate family member of the security holder had, or will have, a direct or indirect material interest or (b) certain business relationships that existed between the Company and Directors or director nominees, or between the Company and entities affiliated with such Directors or Director nominees. The Company’s written policy and procedures with respect to any related person transaction between the Company and any related person requiring disclosure under Item 404(a) of Regulation S-K under the Exchange Act, is that such transaction is consummated only if the Audit Committee approves or ratifies such transaction (or the disinterested members of the Board of Directors approve or ratify such transaction).

Allen and Rex Wang are sons of James L.K. Wang, Director and former President-Asia Pacific. Allen Wang was employed as Senior Vice President-North Asia and earned total compensation of $2,242,758, including a stock option grant with a fair market value of $275,400. Rex Wang was employed as General Manager-Air Product, South Asia and earned total compensation of $455,861, including a stock option grant with a fair market value of $27,750. Glenn M. Alger, a Director nominee, and Eugene K. Alger, an NEO, are brothers, and Eugene K. Alger’s compensation is described elsewhere in this proxy statement. Alain Monié, a Director nominee, is the Chief Executive Officer of Ingram Micro Inc., which is a Company customer. In 2016, the Company invoiced Ingram Micro Inc. approximately $7,400,000 for services rendered in the ordinary course of business. Brian and Stephen Coughlin are brothers of Philip M. Coughlin, Chief Strategy Officer. Brian Coughlin was employed as District Manager of the Company’s Chicago office and earned total compensation of $1,092,432, including a stock option grant with a fair market value of $22,200. Stephen Coughlin was employed as Account Manager-Project Cargo Services and earned total compensation of $153,760, including a stock option grant with a fair market value of $13,875. Amanda Sabor and Kurt Sabor are, respectively, daughter and son-in-law of Richard H. Rostan, President, Global Geographies and Operations. Amanda Sabor is the Customer Retention and Development Manager in the Chicago office and earned total compensation of $183,715 in 2016, including a stock option grant with fair market value of $13,890. Kurt Sabor is the Transcon Manager in the Chicago office and earned total compensation of $197,662 in 2016.

Voting Procedures

Only shareholders of record at the close of business on March 7, 2017 (the “Record Date”) will be entitled to notice of and to vote at the meeting. On or about March 23, 2017, the Company will mail to shareholders either: (a) a notice of Internet availability of proxy materials, which will indicate how to access the proxy materials on the Internet, or (b) a copy of the Proxy Statement, a form of proxy and an Annual Report.

You may instruct the proxies to vote ‘‘FOR’’ or ‘‘AGAINST’’ each proposal, or you may instruct the proxies to ‘‘ABSTAIN’’ from voting. Each share of our Common Stock outstanding on the record date will be entitled to one vote on each of the 11 director nominees and one vote on each other proposal. If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. In the absence of instructions to the contrary, such shares will be voted in accordance with the Board’s recommendations.

51 | Expeditors International of Washington, Inc.

Whether or not you plan to attend the meeting in person, please submit your vote and proxy by telephone, by mail or by Internet in accordance with the instructions on your proxy card or voting instruction form. This will ensure a quorum at the meeting. The giving of the proxy will not affect your right to vote at the meeting if the proxy is revoked in the manner set forth in the accompanying Proxy Statement.

Abstentions are counted for quorum purposes. If you return a signed proxy card/voting instruction form to allow your shares to be represented at the Annual Meeting, but do not indicate how your shares should be voted on one or more proposals listed above, then the proxies will vote your shares as the Board of Directors recommends on those proposals. Other than the proposals listed above, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by executing and delivering to the Company another proxy dated as of a later date or by voting in person at the meeting.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors, the non-binding vote approving compensation of NEO, approval of the frequency of advisory votes on executive compensation, approval of the 2017 Omnibus Incentive Plan, and a shareholder proposal. If you hold your shares in street name and you do not instruct your bank or broker how to vote in these matters, no votes will be cast on your behalf. Your bank or broker will only have discretion to vote any uninstructed shares on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm.

Voting Securities

The only outstanding voting securities of the Company are shares of Common Stock. As of the Record Date, there were 180,696,267 shares of Common Stock issued and outstanding, and each such share is entitled to one vote at the Annual Meeting. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock underlying abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of determining whether a quorum is present.

Under Washington law and the Company’s Bylaws, all proposals to be addressed at the Annual Meeting of Shareholders, including the election of each Director, will be approved if the votes cast by voters physically present at the Annual Meeting or represented by proxy in favor of the proposal, option or Director exceed the votes cast against such proposal, option or Director, as applicable. Abstentions and, except for Proposal 5, broker non-votes will not be counted either in favor of or against such proposals or the election of such Directors and, therefore, will have no effect on the outcomes of such proposals or the election of such Directors. For Proposal 5, the ratification of the appointment of KPMG as the Company's independent registered public accounting firm, brokers will have the discretion to vote uninstructed shares.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted on. Proxies and ballots will be received and tabulated by Computershare Trust Company, N.A., an independent business entity not affiliated with the Company. The Common Stock is listed for trading on the NASDAQ Global Select Market under the symbol EXPD. The last sale price for the Common Stock, as reported by NASDAQ on March 7, 2017, was $56.05 per share.

Solicitation of Proxies

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company; none will receive any additional compensation for their services. In addition, the Company has agreed to pay the firm of D.F. King & Co., Inc. a fee of $9,500 plus reasonable expenses for proxy solicitation services. Solicitations of proxies may be made personally, or by mail, telephone, facsimile or messenger.

Notice of Annual Meeting & Proxy Statement | 52

The Company, if requested, will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All such costs of solicitation of proxies will be paid by the Company.

Deadlines for Shareholder Proposals for the 2018 Annual Meeting of Shareholders

Pursuant to Rule 14a-8 under the Exchange Act, certain shareholder proposals may be eligible for inclusion in the Company’s proxy materials for the 2018 Annual Meeting of Shareholders. In order to be eligible for inclusion, such proposals must be received by the Secretary at the Company’s principal executive offices no later than November 23, 2017. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored materials.

The Company’s Bylaws provide a formal procedure for bringing business before the Annual Meeting of Shareholders. A shareholder proposing to present a matter (other than a proposal brought pursuant to Rule 14a-8 under the Exchange Act) before the 2018 Annual Meeting of Shareholders or to nominate a candidate for election to the Board of Directors at the 2018 Annual Meeting of Shareholders must deliver notice of the proposal or nomination to the Secretary at the Company’s principal executive offices between the close of business on January 2, 2018 through the close of business on February 1, 2018. In the event that the date of the Annual Meeting of Shareholders is more than 30 days before or more than 60 days after May 2, 2018, notice of the proposal or nomination must be delivered to the Secretary at the Company’s principal executive offices not earlier than the 120th day prior to the date of the Annual Meeting and not later than the later of the 90th day prior to the date of the Annual Meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the Annual Meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the meeting. The shareholder’s notice must include the specified information concerning the proposal or nominee as described in the Company’s Bylaws. The Company will not consider any proposal or nomination that does not meet the Company’s bylaw requirements or SEC requirements for submitting a proposal or nomination. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the 2018 Annual Meeting of Shareholders will have discretionary authority to vote with respect to any matter presented at the meeting if the Company has not received notice of the matter by the dates required under the Company’s Bylaws, as described above, and in certain other instances specified in that rule.

An eligible shareholder seeking to nominate a candidate for election to the Board of Directors at the 2018 Annual Meeting of Shareholders must deliver notice of the nomination to the Secretary at the Company’s principal executive offices between the close of business on October 24, 2017 through the close of business on November 23, 2017.

Householding

To reduce the expenses of delivering duplicate materials, we are taking advantage of the Securities and Exchange Commission’s “householding” rules which permit us to deliver only one set of proxy materials (or one Notice of Internet Availability of Proxy Materials) to shareholders who share an address unless otherwise requested. If you share an address with another shareholder and have received only one set of materials, you may request a separate copy at no cost to you by calling Broadridge Financial Solutions at 1-866-641-4276 or by writing to Benjamin G. Clark, Senior Vice President, General Counsel and Corporate Secretary, 1015 Third Avenue, 12th Floor, Seattle, Washington 98104. For future Annual Meetings you may request separate materials, or request that we send only one set of materials to you if you are receiving multiple copies, by calling Broadridge Financial Solutions at 1-866-641-4276 or by writing to Mr. Clark at the address listed above.

53 | Expeditors International of Washington, Inc.

APPENDIX A
SUMMARY OF THE 2017 OMNIBUS INCENTIVE PLAN

The material features of the Expeditors International of Washington, Inc. Omnibus Incentive Plan (the “2017 Plan”) are summarized below, which is qualified in its entirety by reference to the text of the 2017 Plan. Copies of the 2017 Plan and forms of Executive Performance Share Award Agreement and Executive Restricted Stock Unit Agreement are attached as Appendix B to this Proxy Statement.
KEY TERMS OF THE 2017 PLAN

Plan Term:	Ten years from the date of shareholder approval

Eligible Participants:	Our employees, officers, non-employee Directors, and, subject to certain limitations, consultants or advisors providing services to the Company and its subsidiaries, as designated by the Committee.

Shares Authorized:	2.5 million shares, subject to adjustment to reflect stock splits and similar changes in capitalization as discussed below. There are no evergreen provisions.

Award Types:	Stock options Stock appreciation rights (SARs) Restricted stock Restricted stock units (RSUs) Performance awards Dividend equivalents Cash awards Other stock- and cash-based awards

Administrator:	The Compensation Committee (the “Committee”)

Stock Options
The holder of a stock option ("option") will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The exercise price per share is the purchase price for each share of common stock that may be purchased pursuant to the option. Options may be designated as “incentive stock options,” which are intended to meet the requirements of Section 422 of the Code, or as “non-qualified stock options,” which are not intended to meet the requirements of Section 422. Options will vest and become exercisable in accordance with the vesting schedule established by the Committee of the Board and set forth in an award agreement. Under the 2017 Plan, the exercise price of stock options must be not less than 100% of the fair market value of the stock on the date of grant (unless granted in substitution for an option previously granted by an acquired or merged entity). Notwithstanding the foregoing, an incentive stock option granted to an eligible person who owns directly or indirectly more than 10% of our common stock will have an exercise price of not less than 110% of the fair market value of our common stock on the date of grant. The 2017 Plan sets ten (10) years as the maximum term for stock options; however an incentive stock option granted to an eligible person who owns directly or indirectly more than 10% of our common stock will have a maximum term of five (5) years).
SARs
The holder of a SAR will be entitled to receive the excess of the fair market value of one share of our common stock on the date the SAR is exercised over the grant price of the SAR. The Committee has the ability to determine the dates of exercise, methods of settlement and any other terms and conditions of the SARs. SARs will vest and become exercisable in accordance with the vesting schedule established by the Committee and set forth in the award agreement. The grant price of a SAR will be determined by the Committee, and may not be less than 100% of the fair market value of one share of our common stock on the date the SAR is granted (unless granted in substitution for a SAR previously granted by an acquired or merged entity). In its discretion, the Committee may

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impose conditions or restrictions on the exercise of any SAR. The 2017 Plan sets ten (10) years as the maximum term for SARs.
Restricted Stock and Restricted Stock Units
Restricted Stock. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee in its discretion for a specified time period determined by the Committee. The restrictions may include limitations on the right to vote or receive dividends with respect to the shares subject to the restricted stock award, and other restrictions as determined by the Committee. The restrictions may lapse or be waived separately or collectively at such time or times, in installments or otherwise, as determined by the Committee and set forth in the award agreement. After the restrictions have lapsed, a holder of restricted stock will have all of the rights of a shareholder of our common stock with respect to the shares that have become unrestricted. If a holder’s employment or service with the Company terminates during the applicable restriction period, the restricted stock will be forfeited, unless the Committee determines otherwise, or as otherwise provided in the award agreement.
Restricted Stock Units. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive cash, shares of our common stock or a combination thereof following the lapse or waiver of such restrictions at such time as determined by the Committee or set forth in the award agreement. If a holder’s employment or service with the Company terminates during the applicable restriction period, the restricted stock units will be forfeited, unless the Committee determines otherwise, or as otherwise provided in the award agreement. The form of Executive Restricted Stock Unit Agreement provides for vesting over a three-year period.
Performance Awards
The Committee may grant performance awards payable in cash, shares of common stock, or other awards, securities or property, upon the achievement of specified performance goals during a specified period of time as established by the Committee. Some of these awards may be structured to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The performance goals that must be met, the length of any performance period, the amounts to be paid if the performance goals are met, the certification of the achievement of the performance goals, and any other terms or conditions of each performance award will be determined by the Committee.
Dividend Equivalents
The Committee may grant dividend equivalents payable in cash, shares of common stock or other awards, securities or property, as determined in the discretion of the Committee, equivalent to the amount of cash dividends paid by us to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the 2017 Plan, the terms and conditions of each dividend equivalents will be determined by the Committee. However, in no case will dividend equivalents be granted in connection to (i) option or SAR grants or (ii) restricted stock, restricted stock units, performance awards or other awards prior to the vesting conditions and restrictions being satisfied.
Other Stock-Based Awards
The committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including securities convertible into shares of our common stock), in compliance with applicable law. The Committee will determine the terms and conditions of any such awards.
Performance Criteria
The 2017 Plan includes a list of performance criteria which the Committee may use in establishing specific performance targets to be attained as a condition to the vesting or payment of an award so as to qualify the compensation attributable to those awards as performance-based compensation (“Performance-Based Compensation”) for purposes of Section 162(m) of the Code. Stock options and stock appreciation rights are treated as Performance-Based Compensation under Section 162(m) of the Code without subjecting such awards to the attainment of pre-established performance conditions.

A-2 | Expeditors International of Washington, Inc.

Performance criteria for such awards shall be based on one or more of the following criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	Net or gross revenues;

•	profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit or other corporate profit measures);

•
earnings (including earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (basic or diluted), book value per share or other corporate earnings measures);

•	income (including net income (before or after taxes), operating income or other corporate income measures);

•	cash (including cash flow, free cash flow or operating cash flow, net cash provided by operations, cash flow in excess of cost of capital or other cash measures);

•
return measures (including return on assets (gross or net), return on equity, return on investment, return on invested capital, return on operating capital, return on capital employed, return on sales, and cash flow return on assets, capital, investments, equity or sales);

•	operating margin or profit margin;

•	contribution margin (gross or by business unit);

•	market capitalization or total enterprise value, alone or as a multiple of revenue or earnings;

•	price/earnings multiple;

•	stock price or performance;

•	total stockholder return;

•	working capital;

•	sales (including adjustments for commissions);

•	accounts receivable or days sales outstanding;

•	volume growth;

•
expenses (including operating or administrative expense in the absolute or as a percent of revenue, expense management, expense ratio, expense efficiency ratios, expense reduction measures or other expense measures);

•	operating efficiency or productivity measures or ratios;

•	safety measures;

•	dividend payout levels;

•	internal rate of return or increase in net present value; and

•
strategic business criteria consisting of one or more goals regarding, among other things, implementation or completion of critical projects or processes, acquisitions and divestitures, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, and agency ratings of financial strength.

Performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an affiliate, a business unit, or a division of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies, some other external measurement index such as gross domestic product, or a combination thereof, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Performance periods may be less than 12 months.
Each qualified performance-based award (other than a market-priced option or SAR) will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Committee based upon one or more of the above-listed qualified performance criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. Any payment of a qualified performance-based award will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.
Except as specifically provided in the 2017 Plan, no qualified performance-based award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the 2017 Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the

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amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Committee has the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.
Award Limitations
Section 162(m) of the Code also imposes other requirements for an Award to be treated as qualified performance-based compensation. In particular, Section 162(m) requires that an equity plan impose annual limits on the number of Shares or amount that may be paid under an Award intended to be treated as Performance-Based Compensation. The following are the annual limits under the 2017 Plan:

•	The maximum aggregate number of Shares that may be subject to Options or SARs and granted to any Participant in any calendar year may not exceed 300,000 Shares.

•
The maximum aggregate number of Shares that may be subject to Awards and granted to any Participant in any calendar year may not exceed 300,000 Shares. The foregoing maximum applies to any performance period that is equal to a fiscal year, which maximum shall be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration.

•
The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award that is payable or denominated in cash may not exceed $6,000,000 determined as of the date of payout. The foregoing maximum applies to any performance period that is equal to a fiscal year, which maximum shall be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration.

If the Committee determines that it is advisable to grant Awards that are not intended to constitute qualified performance-based compensation, the Committee may grant such Awards in excess of the foregoing annual limits.

Non-Employee Directors. The 2017 Plan generally provides that “fair value” of annual equity awards granted to each nonemployee director may not exceed $600,000, or $800,000 with respect to the Chairman of the Board. For this purpose, the Committee determines fair value under applicable financial accounting standards.

Limits on Transfer
No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of such participant. No unexercised or restricted award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution.
Treatment of Awards upon Certain Events
Termination of a Participant’s Continuous Service
The applicable award agreement or special plan document governing an award will specify the treatment of such award upon the termination of a participant’s employment.
Provisions under the Executive Restricted Stock Unit Agreement and Executive Performance Share Award Agreement. If the participant terminates employment as a result of an Involuntary Termination (as defined in the 2017 Plan) without Cause (as defined in the 2017 Plan) or a Voluntary Termination for Good Reason (as defined in the 2017 Plan) and such termination is not a Qualifying Termination (in connection with a Change in Control), as defined in the 2017 Plan, the following provisions apply:

•
Executive Restricted Stock Unit Agreement. If Participant’s employment is terminated as a result of an Involuntary Termination without Cause or a Voluntary Termination for Good Reason prior to a scheduled vesting date, then (i) unvested RSUs granted during the prior six-month period will be forfeited; (ii) provided that participant timely executes a waiver and release of claims against the Company in a form acceptable to the Company, those RSUs that otherwise would have vested during the twelve (12) month period following Participant’s termination will immediately become vested upon Participant’s termination; and (iii) all other unvested RSUs shall be forfeited.

A-4 | Expeditors International of Washington, Inc.

•
Executive Performance Share Award Agreement. If Participant’s employment is terminated as a result of an Involuntary Termination without Cause or a Voluntary Termination for Good Reason prior to the commencement or completion of a Performance Period, then (i) unvested PSUs granted during the prior six-month period will be forfeited; (ii) provided that Participant timely executes a waiver and release of claims against the Company in a form acceptable to the Company, a prorated portion (based on service completed at the time of termination) of unvested PSUs will be eligible to become vested at the end of the applicable Performance Period, based on actual achievement of performance goals as specified in an exhibit to the Award Agreement; and (iii) all other unvested PSUs shall be forfeited. The prorated number of PSUs shall be determined by dividing the number of days in the period commencing on the date of grant and ending on the date of termination, by the total number of days in the period commencing on the date of grant and ending on the last day of the Performance Period.

Change in Control
Unless otherwise provided in an award agreement, upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•	all outstanding options and SARs will become fully vested and exercisable;

•	all time-based vesting restrictions on outstanding awards will lapse and will be settled in cash, shares of common stock or a combination thereof; and

•
performance-based awards will vest based on actual performance, to the extent determinable, through the date immediately prior to the date of the change in control (with performance goals adjusted to reflect the truncated performance period and payable without proration), or as if target performance was achieved, prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever is greater.

With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is involuntarily terminated, other than due to death, disability or Cause, or a voluntary termination occurs with good reason (a “Qualifying Termination”), then:

•	all of that participant’s outstanding options and SARs will become fully exercisable;

•	all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•
performance-based awards will vest based on actual performance, to the extent determinable, through the date immediately prior to the date of the Qualifying Termination (with performance goals adjusted to reflect the truncated performance period and payable without proration), or as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Qualifying Termination, whichever is greater.

Other Reasons
The Committee may, in its sole discretion determine that, upon a participant’s termination of service for any reason or a change in control, all or a portion of such participant’s awards shall become fully or partially exercisable, that some or all restrictions shall lapse, and that any performance criteria shall be deemed fully or partially satisfied. The Committee may discriminate among participants and among awards in exercising this discretion.
Adjustments
In the event of an extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares into a lesser number of shares, the authorization limits and number of shares subject to awards would adjust proportionately without any change in the aggregate purchase price for the award.
In the event of a merger, reorganization or reclassification or similar event, then the Committee may make equitable adjustments to the authorization limits under the 2017 Plan and to the shares underlying Award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Plan, subject to the limits of the 2017 Plan.

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Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate 2017 Plan at any time, provided that shareholder approval will be required to:

•	implement any amendment required to be approved by stockholders under the NASDAQ rules;

•	increase the number of shares that may be issued under the 2017 Plan, or the number of value of subject to limits set forth in the 2017 Plan;

•	permit repricing of options or SARs;

•	grant stock options or SARs at less than the market value; or

•	increase the maximum term permitted for options and SARs.

The Committee may amend, alter, suspend, discontinue or terminate an outstanding award without approval of the participant, provided however, no termination, amendment or modification of the 2017 Plan will adversely affect any award previously made under the 2017 Plan, without the consent of the affected participant.
Certain U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under 2017 Plan based on current Federal income tax rules.
Options and SARs. Incentive stock options are options which under certain circumstances and subject to certain tax restrictions, have special tax benefits for employees under the Code. Nonqualified stock options are options which do not receive such special tax treatment.
When the Committee grants an incentive stock option and when the optionee exercises an incentive stock option and acquires Common Stock, the optionee realizes no taxable income. However, the difference between the fair market value of the shares upon exercise and the exercise price (the spread) is an item of tax preference subject to the possible application of the alternative minimum tax.
If the optionee disposes of the stock before two years from grant or one year from the exercise of the incentive stock option (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the difference between the fair market value of the stock at exercise and the exercise price (the spread) or (ii) the difference, if any, between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If one- and two-year holding periods are satisfied, any gain or loss realized when the shares are sold will be treated as a capital gain or loss, and the Company will receive no corresponding tax deduction.
When the Committee grants a nonqualified stock option, the optionee realizes no taxable income and the Company can claim no deduction. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income to the extent of the spread, and the Company can claim a tax deduction for the same amount.
Restricted Stock. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within thirty days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units, Performance Awards and Dividend Equivalents. Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares

A-6 | Expeditors International of Washington, Inc.

received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, a participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Other Stock Grants. As to other grants of shares of our common stock made under the 2017 Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.
 Special Rules: Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of Company Common Stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of grant. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.
Deductibility of Executive Compensation Under Code Section 162(m): Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the Company’s Principal Executive Officer and the Company’s three other most highly paid NEO other than the Principal Financial Officer. However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.
The 2017 Plan has been designed to permit grants of options issued under the plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option may be exempt from the $1,000,000 deduction limit. The 2017 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants options consists exclusively of members of the Board of Directors of the Company who qualify as “outside Directors,” and the exercise price is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Notice of Annual Meeting & Proxy Statement | A-7

APPENDIX B
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
2017 OMNIBUS INCENTIVE PLAN
TABLE OF CONTENTS

Section 1.	Purpose; Effect on Prior Plan		B-2		(c)	Adjustment of Awards Upon the
	(a)	Purpose	B-2			Occurrence of Certain Unusual or
						Nonrecurring Events	B-18
Section 2.	Definitions		B-2		(d)	Amendment to Conform to Law	B-18
					(e)	Awards Previously Granted	B-18
Section 3.	Administration		B-6		(f)	Correction of Defects, Omissions and
	(a)	Power and Authority of the Committee	B-6			Inconsistencies	B-18
	(b)	Delegation	B-7
	(c)	Power and Authority of the Board	B-7	Section 8.	Change in Control		B-18
	(d)	Indemnification	B-7		(a)	Vesting Upon a Change in Control	B-18
					(b)	Replacement Award	B-20
Section 4.	Shares Available for Awards		B-7
	(a)	Shares Available	B-7	Section 9.	Income Tax Withholding		B-21
	(b)	Counting Shares	B-8
	(c)	Adjustments	B-9	Section 10.	Clawback or Recoupment		B-21
	(d)	Award Limitations under the Plan	B-9
				Section 11.	General Provisions		B-22
Section 5.	Eligibility		B-10		(a)	No Rights to Awards	B-22
					(b)	Award Agreements	B-22
Section 6.	Awards		B-10		(c)	Plan Provisions Control	B-22
	(a)	Options	B-10		(d)	No Rights of Stockholders	B-22
	(b)	Stock Appreciation Rights	B-12		(e)	No Limit on Other Compensation Plans
	(c)	Restricted Stock and Restricted Stock Units	B-12			or Arrangements	B-22
	(d)	Performance Awards	B-13		(f)	No Right to Employment or Directorship	B-22
	(e)	Awards of Qualified Performance-			(g)	Governing Law	B-23
		Based Compensation	B-13		(h)	Severability	B-23
	(f)	Dividend Equivalents; Dividends	B-14		(i)	No Trust or Fund Created	B-23
	(g)	Stock Awards	B-15		(j)	Other Benefits	B-23
	(h)	Other Stock-Based Awards	B-15		(k)	No Fractional Shares	B-23
	(i)	Cash Awards	B-15		(l)	Headings	B-23
	(j)	General Provisions Relating to Awards	B-15
				Section 12.	Effective Date of the Plan		B-23
Section 7.	Amendment and Termination		B-17
	(a)	Amendment and Termination of the Plan	B-17	Section 13.	Term of the Plan		B-24
	(b)	Amendments to Awards and Award
		Agreements	B-18

B-1 | Expeditors International of Washington, Inc.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
2017 OMNIBUS INCENTIVE PLAN

Section 1.	Purpose; Effect on Prior Plan
(a)Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.	Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” shall mean  any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, as determined by the Committee.
(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award (including Performance-Based Compensation), Dividend Equivalent, Stock Award, Other Stock-Based Award or Cash Award granted under the Plan.
(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).
(d)“Board” shall mean the Board of Directors of the Company.
(e)“Cash Award” shall mean any right granted under Section 6(h) of the Plan
(f)“Cause” shall mean:
(i)the continued failure by a Participant to substantially perform Participant’s duties with the Company or any Affiliate (other than any such failure resulting from the Participant’s Disability) after a demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties, and the Participant has failed to resume substantial performance of the Participant’s duties on a continuous basis;
(ii)gross and willful misconduct during the course of employment (regardless of whether the misconduct occurs on the Company’s premises), including, without limitation, theft, assault, battery, malicious destruction of property, arson, sabotage, embezzlement, harassment, acts or omissions which violate the Company’s rules or policies (such as breaches of confidentiality), or other conduct which demonstrates a willful or reckless disregard of the interests of the Company or its Affiliates; or
(iii)Participant’s conviction of a felony.
(g)“Change in Control” shall mean any one of the following:
(i)An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control: (A) any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company; (B) any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan; (C) or any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of more than

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50% of the Company’s Voting Securities. If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred.
(ii)Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board for any reason other than death, retirement or disability of one or more Continuing Directors.
(iii)The consummation of a Corporate Transaction unless, immediately following such Corporate Transaction, (i) all or substantially all of the Persons who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, at least 60% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity (or its Parent) resulting from such Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities, or (ii) at least 60% of the directors of the surviving or acquiring entity (or its Parent) are Continuing Directors.
(iv)Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(g) unless the event also constitutes a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A. Further, an Award Agreement may provide that the definition of Change in Control shall be limited to events described in this Section 2(g) that also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined under Section 409A, or an Award Agreement may explicitly provide a different definition of Change in Control in which case the definition in the Award Agreement will govern.
(h)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(i)“Committee” shall mean the Compensation Committee of the Board or any such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3 (but never less than two Directors), and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b‑3, an “outside director” within the meaning of Section 162(m), and an independent director within the meaning of the rules and regulations of the NASDAQ Stock Market, including the requirements under Nasdaq Rule 5605(d) for compensation committee members.
(j)“Company” shall mean Expeditors International of Washington, Inc., a Washington corporation, or any successor corporation.
(k)“Continuing Director” means an individual (A) who is, as of the effective date of the Plan, a director of the Company, or (B) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding for purposes of this clause (B) any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest or actual or threatened solicitation of proxies by or on behalf of a Person other than the Board.

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(l)“Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, statutory share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.
(m)“Covered Employee” shall mean an Eligible Person who is, or who the Committee reasonably expects may become, a covered employee within the meaning of Section 162(m).
(n)“Date of Grant” shall mean the date on which the Committee approves the grant of an award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.
(o)“Director” shall mean a member of the Board.
(p)“Disability” shall mean (except as otherwise provided in an Award Agreement) qualifying for and receiving disability benefits under the Company’s long-term disability programs as in effect from time to time.
(q)“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(r)“Effective Date” shall mean the date on which the stockholders of the Company approve the Plan.
(s)“Eligible Person” shall mean any employee, officer, non-employee Director, consultant or advisor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. Notwithstanding the foregoing, a consultant or advisor is considered an Eligible Person only if (i) they are natural persons, (ii) they provide bonafide services to the Company and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
(t)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(u)“Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Subsidiary; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.
(v)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the Fair Market Value of one Share as of a given date shall mean (a) if the Shares are readily tradable on an established securities market (as determined under Section 409A), the price of one Share shall be the closing sales price for a Share on the principal securities market on which it trades on the day immediately preceding the date for which the fair market value is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in the Wall Street Journal or comparable reporting service; or (b) if the Shares are not readily tradable on an established securities market (as determined under Section 409A), then Fair Market Value will be determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, as a result of a reasonable application of a reasonable valuation method that satisfies the requirements of Section 409A.
(w)“Full Value Award” shall mean an Award other than an Option or Stock Appreciation Right.
(x)“Good Reason” shall have the meaning ascribed to it in the applicable Award Agreement.
(y)“Incentive Stock Option” shall mean an option granted under Section 6(a)(v) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(z)“Nonemployee Director” shall mean a Director who is not an employee of the Company or any Affiliate.

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(aa)“Nonqualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(ab)“Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option to purchase Shares of the Company.
(ac)“Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.
(ad)“Participant” shall mean an Eligible Person who is granted an Award under the Plan, provided, however, that with respect to an Award to an Eligible Person to whom an offer of employment or engagement with the Company or an Affiliate has been extended, the Award will become effective, and the Eligible Person will become a Participant, only upon such Eligible Person’s commencement of employment or service with the Company or an Affiliate.
(ae)“Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(af)“Performance Goals” shall mean, for purposes of Section 6(d)(i) of the Plan, performance goals based on one or more of the following performance criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: (a) revenues (net or gross); (b) profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit or other corporate profit measures); (c) earnings (including earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (basic or diluted), book value per share or other corporate earnings measures); (d) income (including net income (before or after taxes), operating income or other corporate income measures); (e) cash (including cash flow, free cash flow or operating cash flow, net cash provided by operations, cash flow in excess of cost of capital or other cash measures); (f) return measures (including return on assets (gross or net), return on equity, return on investment, return on invested capital, return on operating capital, return on capital employed, return on sales, and cash flow return on assets, capital, investments, equity or sales); (g) operating margin or profit margin; (h) contribution margin (gross or by business unit); (i) market capitalization or total enterprise value, alone or as a multiple of revenue or earnings; (j) price/earnings multiple; (k) stock price or performance; (l) total stockholder return; (m) working capital; (n) sales (including adjustments for commissions); (o) accounts receivable or days sales outstanding; (p) volume growth; (q) expenses (including operating or administrative expense in the absolute or as a percent of revenue, expense management, expense ratio, expense efficiency ratios, expense reduction measures or other expense measures); (r) operating efficiency or productivity measures or ratios; (s) safety measures; (t) dividend payout levels; (u) internal rate of return or increase in net present value; and (v) strategic business criteria consisting of one or more goals regarding, among other things, implementation or completion of critical projects or processes, acquisitions and divestitures, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, and agency ratings of financial strength.
(ag)“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(ah)“Plan” shall mean this Expeditors International of Washington, Inc. 2017 Omnibus Incentive Plan, as amended from time to time.
(ai)“Qualified Performance-Based Compensation” means an Award to a Covered Employee that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treas. Reg. Section 1.162-27(e).
(aj)“Qualifying Termination” means an involuntary termination of employment, other than due to death, disability or Cause, or a voluntary termination with Good Reason
(ak)“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(al)“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(am)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

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(an)“Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.
(ao)“Section 409A” shall mean Section 409A of the Code, or any successor provision, and Treasury Regulations and other applicable guidance thereunder.
(ap)“Share” or “Shares” shall mean a share or shares of common stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(aq)“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code and applicable regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(ar)“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
(as)“Stock Award” shall mean any Share granted under Section 6(f) of the Plan.
(at)“Subsidiary” shall mean a “subsidiary corporation”, as defined in Code Section 424(f), of the Company.

Section 3.Administration

(a)Power and Authority of the Committee
The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to vesting conditions, the forfeiture of any Award, and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof or in connection with a Change in Control, the Committee shall not, without stockholder approval, (1) reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and exchange for cash or another Award, a replacement grant, or any other means, (2) authorize the Company to repurchase Options for cash from a Participant if the current Fair Market Value of the Shares underlying the Options is lower than the exercise price per share of the Options, or (3) authorize the Company to repurchase Stock Appreciation Rights for cash from a Participant if the current Fair Market Value of the Shares underlying the Stock Appreciation Rights is lower than the grant date per Share of the Stock Appreciation Rights; (vi) accelerate the exercisability of any Award or waive any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special

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rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)Delegation
The Board may also delegate the Committee’s powers and duties under the Plan to one or more senior executive officers (including a Director who is also a senior executive officer of the Company) or another committee of Directors, subject to such terms, conditions and limitations as the Board may establish in its sole discretion; provided, however, that the Board shall not delegate the Committee’s powers and duties under the Plan to a senior executive officer (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, or (ii) in such manner as would cause the Plan not to comply with the requirements of Section 162(m). The Committee shall be permitted to delegate responsibility for performing certain ministerial functions under the Plan to any appropriate officer or employee of the Company. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Board’s or Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
(c)Power and Authority of the Board
Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b‑3, Section 162(m), applicable corporate law or stock exchange listing rules.
(d)Indemnification
To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Board or the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.	Shares Available for Awards

(a)Shares Available
Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 2,500,000 Shares. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards granted under the Plan in accordance with the Share counting rules described in Section 4(b) below.

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Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.
(b)Counting Shares
For purposes of this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the Date of Grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Where the number of Shares subject to an Award is variable on the Date of Grant, the number of Shares to be counted against the share reserve prior to the settlement of the Award shall be the maximum number of Shares that could be received under that particular Award. Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.
(i)Shares Added Back to Reserve
. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including Shares covered by an Award that is settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.
(ii)Shares Not Added Back to Reserve
. Notwithstanding anything to the contrary contained in this Section 4, including Section 4(b)(i) above, the following Shares shall not be added to the Shares authorized for grant under Section 4(a) and will not be available for future grants of Awards under the Plan: (A) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option under the Plan; (B) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under the Plan; (C) Shares subject to a Stock Appreciation Right under the Plan that are not issued in connection with the stock settlement on exercise thereof; or (D) Shares purchased on the open market with the cash proceeds from the exercise of Options under the Plan.
(iii)Cash-Only Awards
Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(iv)Substitute Awards Relating to Acquired Entities
Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.
(v)Effect of Plans Operated by Acquired Companies
If a Company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be

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used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Persons prior to such acquisition or combination.
(c)Adjustments
. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property), stock split or a combination or consolidation of the outstanding Shares into a lesser number of shares, is declared with respect to the Shares, the authorization limits under Sections 4(a) and 4(d) shall be increased or decreased proportionately, and the Shares then subject to each Award shall be increased or decreased proportionately without any change in the aggregate purchase price therefor. In the event the Shares shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through recapitalization, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or any other similar corporate transaction or event affects the Shares such that an equitable adjustment would be required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the authorization limits under Sections 4(a) and 4(d) shall be adjusted proportionately, and an equitable adjustment shall be made to each Share subject to an Award such that no dilution or enlargement of the benefits or potential benefits occurs. Each such Share then subject to each Award shall be adjusted to the number and class of shares into which each outstanding Share shall be so exchanged such that no dilution or enlargement of the benefits occurs, all without change in the aggregate purchase price for the Shares then subject to each Award. Action by the Committee pursuant to this Section 4(c) may include adjustment to any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards or be delivered under the Plan; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price of a Share under any outstanding Award or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments the Committee determines to be equitable.
(d)Award Limitations under the Plan

(i)Section 162(m) Limitation for Options and Stock Appreciation Rights
The maximum aggregate number of Shares that may subject to Options and/or Stock Appreciation Rights that are granted during any calendar year to any Participant shall not exceed 300,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan (for avoidance of the doubt, this limit applies, in the aggregate, to all Awards subject to this paragraph (i)).
(ii)Section 162(m) Limitation for Full Value Awards Denominated in Shares
The maximum aggregate number of Shares that may be the subject of Full Value Awards intended to be Qualified Performance-Based Compensation that are denominated in Shares or Share equivalents that may be granted to any Participant during any calendar year shall not exceed 300,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.
(iii)Section 162(m) Limitation on Cash-Based or Cash-Denominated Awards
The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award of Performance Awards, Cash-Based Awards or any other Awards that are payable or denominated in cash, in each case that are Qualified Performance-Based Compensation, shall be $6,000,000 determined as of

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the date of payout (for avoidance of doubt, this limit applies in the aggregate, to all forms of Awards subject to this paragraph (iii)). To the extent that any form of Award subject to this paragraph (iii) is to be settled in Shares, either pursuant to the discretion of the Committee or an election by the applicable Participant, compliance with the limit established by this paragraph (iii) shall be determined by calculating the dollar value of the Shares to be issued in settlement based on the Fair Market Value of such Shares as of the applicable vesting date.
(iv)Awards not Intended to Constitute Qualified Performance-Based Compensation
Notwithstanding the Award limitations set forth in this Section 4(d)(ii), (iii) and (iii) or any other provision to the contrary (“Award Limits”), if the Committee determines that it is advisable to grant Awards (other than Options and Stock Appreciation Rights) that are not intended to constitute Qualified Performance-Based Compensation, the Committee may grant such Awards in excess of the Award Limits.
(v)Limitation on Awards to Nonemployee Directors
Equity-based Awards granted to Nonemployee Directors shall be subject to the following limitations:
(A)Subject to paragraphs (B) below, the maximum aggregate grant date “fair value” of equity-based Awards granted to any Nonemployee Director during any calendar year shall not exceed $600,000, with fair value determined under applicable financial accounting standards (“Annual Nonemployee Director Award Limit”).
(B)The Annual Nonemployee Director Award Limit shall be increased to $800,000 for any Nonemployee Director who serves as Chairman of the Board.
The foregoing limit shall not apply to any Award made pursuant to any election by a Nonemployee Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees that otherwise would be paid in cash.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a Subsidiary.

Section 6.	Awards

(a)Options
The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Type and Exercise Price
The Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, provided, however, the Committee may designate a purchase price below Fair Market Value

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on the Date of Grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)Option Term
The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the Date of Grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.
(iii)Time and Method of Exercise
The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.
(iv)Incentive Stock Options
Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:
(A)The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 2,500,000 Shares.
(B)The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.
(C)All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.
(D)Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.
(E)The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates,

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the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.
(F)Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Nonqualified Stock Option.

(b)Stock Appreciation Rights
The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the Date of Grant of the Stock Appreciation Right; provided, however, the Committee may designate a grant price below Fair Market Value on the Date of Grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be longer than 10 years from the Date of Grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right (including performance-based vesting conditions) as it may deem appropriate.
(c)Restricted Stock and Restricted Stock Units
The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions (including performance-based vesting conditions) not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(f).
(ii)Issuance and Delivery of Shares; Settlement of Restricted Stock Units. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, except in the case of a Restricted Stock Unit Award that provides for immediate vesting and payment with respect to such Award, no Shares shall be issued at the time such Awards are granted. Following the lapse or waiver of restrictions and the

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restricted period relating to Restricted Stock Units, settlement of the Award and payment to the Participant shall be made: (A) in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares, as determined by the Committee or otherwise set forth in the Award Agreement, (B) at such time or times as determined by the Committee or otherwise set forth in the Award Agreement or, if applicable, at the time designated in a Participant’s timely and properly executed deferral election (made in accordance with all requirements of Section 409A), to the extent that the Committee permits such an election with respect to the Restricted Stock Units.. If the Restricted Stock Unit is not by its terms exempt from the requirement of Section 409A, then the Award Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Section 409A.
(iii)Forfeiture
Except as otherwise determined by the Committee or as provided in the Award Agreement, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company.
(d)Performance Awards
The Committee is hereby authorized to grant Performance Awards to Eligible Persons if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. Performance Awards may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property. In connection with any such Award, the Committee shall determine the extent to which the performance goals have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(f).
(e)Awards of Qualified Performance-Based Compensation
If the Committee determines at the time a Full Value Award is granted to a Participant that such Participant is, or may likely be, a Covered Employee as of the end of the tax year in which the Company ordinarily would claim a tax deduction in connection with such Award, then the Committee may provide that this Section 6(d)(i) will be applicable to such Award, and such Award shall be considered Qualified Performance-Based Compensation. With respect to such Performance Awards, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(f). Such Performance Awards shall be conditioned, to the extent required by Section 162(m), solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), including the following requirements:
(i)Such Performance Awards shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, a Business Unit, or a division of the Company, an Affiliate, or a Business Unit, or may be applied to the performance of the Company

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relative to a market index, a group of other companies, some other external measurement index such as gross domestic product, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount if and to the extent such discretion is expressly provided in the applicable Award Agreement.
(ii)For each such Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, or, if the performance period is less than one year, on or before the date on which 25% of the performance period has elapsed, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the performance factors. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a Performance Measure be considered to be pre‑established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Measure is established) has elapsed.
(iii)Following the close of each performance period and prior to payment of compensation to a Participant with respect to each such Performance Award, the Committee shall certify in writing that the applicable Performance Goals upon which any payment of compensation to a Participant for that performance period are to be based, were, in fact, achieved or satisfied.
(iv)Unless otherwise specified in an Award Agreement and where applicable, all Performance Goals referencing accounting terms shall be interpreted, and all accounting determinations shall be made, in accordance with generally accepted accounting principles. Each of the Performance Goals shall be subject to certification by the Committee. The Committee may provide in any Award Agreement evidencing an Award that is intended to constitute Qualified Performance-Based Compensation that any evaluation of performance may include or exclude the effect, if any, on reported financial results of any of the following events that occurs during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) reorganizations, (4) acquisitions, (5) divestitures, (6) restructurings, (7) discontinued operations, (8) early extinguishment of debt, gains and losses that are treated under Accounting Standards Codification Topic 225 as unusual in nature or that occur infrequently, (9) severance payments, contract termination and other costs related to exiting certain business activities; (10) changes in tax law, accounting principles or other such laws, rules or provisions affecting reported financial results; and (11) foreign exchange gains and losses.
Nothing contained herein precludes the Committee from granting to Covered Employees Awards (including Awards with performance conditions) that do not qualify for tax deductibility under Section 162(m.
(f)Dividend Equivalents; Dividends
The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding anything to the contrary herein, (i) the Committee may not grant Dividend Equivalents to Eligible Persons

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in connection with grants of Options or Stock Appreciation Rights, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Restricted Stock, Restricted Stock Unit, Performance Award or other Award unless and until all vesting conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied. An Award Agreement may provide that Dividend Equivalents will continue to be awarded or credited with respect to outstanding Awards of Participants who have terminated employment or service with the Company and its Affiliates until such time as such Awards are settled or paid out pursuant to the terms of the Award Agreement (and any timely deferral election, to the extent permitted).
(g)Stock Awards
The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
(h)Other Stock-Based Awards
The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. No Award issued under this Section 6(g) shall contain a purchase right or an option-like feature.
(i)Cash Awards
The Committee is hereby authorized to grant to Eligible Persons cash awards that are not denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares.
(j)General Provisions Relating to Awards

(i)Consideration for Awards
Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law.
(ii)Awards May Be Granted Separately or Together
Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)Forms of Payment under Awards
Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, or on a deferred basis (consistent with the requirements of Section 409A), in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of

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reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
(iv)Limits on Transfer of Awards
Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee may, however, provide in an Award Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order to the extent and in the manner determined by the Committee. If the Committee permits the transfer of an Award (other than fully vested and unrestricted Shares issued pursuant to any Award) other than by the laws of descent and distribution or pursuant to a domestic relations order, such transfer will be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.
(v)Restrictions; Securities Exchange Listing
All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities of other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Committee to be applicable are satisfied.
(vi)Section 409A Provisions
Notwithstanding anything in the Plan or any Award Agreement to the contrary, the following rules will apply. To the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or effective control of the Company or in the ownership of a substantial portion of the Company’s assets, disability, or separation from service, as the case may be, under Section 409A(a)(2)(A) of the Code, (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise, or (iii) payment or distribution of such amount or benefit would not violate Section 409A. Any payment or distribution of deferred compensation that is subject to Section 409A that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise. It is intended that Awards

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under the Plan either will be exempt from Section 409A or will comply with Section 409A, and the Plan and Award Agreements will be construed and administered accordingly. Notwithstanding the foregoing, the Company makes no representations as to the specific tax treatment of any Award. Participants are solely responsible for any and all tax consequences resulting from an Award, including taxes due as a result of the grant, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Award. Neither the Company, nor its officers, directors nor employees, shall be responsible for, or have any liability for, any such taxes, penalties and interest.
(vii)Deferrals of Full Value Awards
The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Full Value Award, subject to the terms, conditions, rules and procedures as it may establish or prescribe for such purpose and subject further to compliance with the applicable requirements of Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Agreement or in such other agreement, plan or other document as the Committee may determine, including any nonqualified deferred compensation plan maintained by the Company, or some combination of such documents. The terms, conditions, rules and procedures for any such deferral shall address, to the extent relevant, matters such as: the permissible times(s) and form(s) of payment of deferred amounts; the terms of any deferral elections by a Participant or of any deferral required by the Company; and the crediting of interest or dividend equivalents on deferred amounts. To the extent that any such deferral is effected in accordance with any separate nonqualified deferred compensation plan or other plan and such deferral is settled in Shares not otherwise authorized under such separate plan, such Shares shall be drawn from and charged against the Plan’s share reserve.

Section 7.	Amendment and Termination

(a)Amendment and Termination of the Plan
Subject to Section 7(e), the Board may amend, alter, suspend, discontinue or terminate the Plan at any time. Any amendment to the Plan is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. Notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that would:
(i)require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the Nasdaq Stock Market or any other securities exchange that are applicable to the Company;
(ii)increase the number of Shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)increase the number of Shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to Awards granted under the Plan;
(iv)permit repricing of Options or Stock Appreciation Rights, which is prohibited by Section 3(a)(v) of the Plan;
(v)permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan; or
(vi)increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Sections 6(a)(ii) and 6(b) of the Plan.

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(b)Amendments to Awards and Award Agreements
Subject to Section 7(e), the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award or Award Agreement, prospectively or retroactively.
(c)Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events

(i)Except as may be limited by Section 162(m) of the Code with respect to Awards intended to constitute Qualified Performance-Based Compensation, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c)) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(ii)The determination of the Committee (or its authorized delegate, if applicable) as to any adjustments made pursuant to subparagraphs (i) above shall be conclusive and binding on Participants under the Plan. By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 7(c) without further consideration or action.

(d)Amendment to Conform to Law
Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award or Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan, Award or Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, (ii) any applicable exchange requirements and (iii) any compensation recoupment policy adopted by the Company. In addition, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Board may amend the Plan and the Committee may amend the applicable Award Agreements (or the Board and/or Committee may take any other action reasonably necessary) to avoid such adverse tax results and no action taken by the Board and/or Committee to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of the Participant or any holder of an Award or beneficiary thereof. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this Section7(d) to the Plan, any Award or any Award Agreement without further consideration or action.
(e)Awards Previously Granted
Notwithstanding any other provision of the Plan to the contrary, no termination or amendment of the Plan, any Award or any Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, except as otherwise permitted under Sections 4(c), 7(c) and 7(d).
(f)Correction of Defects, Omissions and Inconsistencies
The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Change in Control

(a)Vesting Upon a Change in Control

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Subject to Section 4(c), upon a Change in Control all then-outstanding Awards shall immediately vest and be settled in accordance with paragraphs (i) and (ii) and below, unless otherwise provided for in an Award Agreement as determined in the Committee’s discretion. The immediately preceding sentence shall not apply the extent that another award meeting the requirements of Section 8(b) (“Replacement Award”) is provided to the Participant pursuant to Section 4(c) to replace an Award (“Replaced Award”) subject to subparagraphs (i) and (ii) below:
(i)Outstanding Awards Subject Solely to a Service Condition

(A)Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall become fully vested and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A).
(B)Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall immediately become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to cancel such outstanding Options or Stock Appreciation Rights and pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.

(ii)Outstanding Awards Subject to a Performance Condition

(A)Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and Stock Appreciation Rights, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied (x) based on actual performance, to the extent determinable, through the date immediately prior to the date of the Change in Control, with performance goals adjusted to reflect the truncated performance period and payable without proration or (y) as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever shall result in the largest payout, and shall be settled in cash, Shares or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to

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comply with Code Section 409A), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

(B)Upon a Change in Control, a Participant’s then-outstanding Options and Stock Appreciation Rights that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied (x) based on actual performance, to the extent determinable, through the date immediately prior to the date of the Change in Control, with performance goals adjusted to reflect the truncated performance period and payable without proration or (y) as if target performance was achieved prorated to reflect the portion of the performance period that has elapsed through the date of the Change in Control, whichever shall result in the greatest number of vested Options and/or Stock Appreciation Rights. Such vested Options and/or Stock Appreciation Rights shall be deemed exercised as of the date of the Change in Control and shall be settled cash within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A) in an amount equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of the Change in Control (or if the Company shareholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a Share on the day immediately prior to the Change in Control) over (ii) the exercise price of such Options or the grant price of such Stock Appreciation Rights, multiplied by the number of Shares subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any Option or Stock Appreciation Right if the exercise price or grant price for such Option or Stock Appreciation Right, respectively, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a Share as a result of Change in Control.

(b)Replacement Award

The following provisions will apply to Replacement Awards:
(i)An Award shall meet the conditions of this subparagraph (b)(i) (and hence qualify as a Replacement Award) if: (A) it is of the same type as the Replaced Award (or, it is of a different type as the Replaced Award, provided that the Committee, as constituted immediately prior to the Change in Control, finds such type acceptable); (B) it has an intrinsic value at least equal to the value of the Replaced Award; (C) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; (D) its terms and conditions comply with Section subparagraph (b)(ii) below; and (E) its other terms and conditions are not less favorable to the Grantee than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this paragraph (b)(i) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value.

(ii)Upon a Qualifying Termination that occurs within the two-year period following a Change in Control, to the extent permitted under Code Section 409A and/or Code Section 83 to the extent

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applicable, all Replacement Awards held by the Participant shall become fully vested and free of restrictions and, in the case of Replacement Awards in the form (A) stock options or stock appreciation rights shall be fully exercisable and (B) awards (other than stock options or stock appreciation rights) the vesting of which depends on the satisfaction of a service condition shall be paid upon or within sixty (60) days of such Qualifying Termination, and (C) awards (other than stock options or stock appreciation rights) as to which vesting depends upon the satisfaction of one or more performance conditions, shall vest based on (1) actual performance, to the extent determinable, through the date immediately prior to the date of the Qualifying Termination, with performance goals adjusted to reflect the truncated performance period or (2) the assumption target performance is achieved with the number of such awards that would otherwise vest due to achievement of target performance prorated to reflect the portion of the performance period that has elapsed through the date of the Qualifying Termination, whichever shall result in the largest payout. Such vested award shall be settled in cash, Shares or a combination thereof, as determined pursuant to the applicable award agreement, within thirty (30) days following such Qualifying Termination (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A), and (D) options and stock appreciation rights as to which vesting depends upon the satisfaction of one or more performance conditions, shall immediately vest based on (1) actual performance, to the extent determinable, through the date immediately prior to the date of the Qualifying Termination, with performance goals adjusted to reflect the truncated performance period or (2) the assumption target performance is achieved with the number of options and stock appreciation rights that would otherwise vest due to achievement of target performance prorated to reflect the portion of the performance period that has elapsed through the date of the Qualifying Termination, whichever shall result in the greatest number of vested options and/or stock appreciation rights and such vested options and/or stock appreciation rights shall be exercisable during the period specified in the applicable award agreement.
Section 9.Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy certain statutory withholding requirements to avoid adverse accounting treatment under ASC 718); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes; or (c) such other process as may be approved by the Committee from time to time. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10.	Clawback or Recoupment

All Awards under this Plan shall be subject to (a) forfeiture or other penalties under any clawback or recoupment policy of the Company in effect from time to time and (b) such forfeiture or penalty provisions as determined by the Committee and set forth in the applicable Award Agreement or forfeiture or clawback provisions imposed by law or required to be adopted by the Company.

B-21 | Expeditors International of Washington, Inc.

Section 11.	General Provisions

(a)No Rights to Awards
No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)Award Agreements
Except for any Award that involves only the immediate issuance of unrestricted Shares, no Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company. An Award agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)Plan Provisions Control
In the event that any provision of an Award Agreement directly conflicts with or is inconsistent with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)No Rights of Stockholders
Except with respect to Restricted Stock, Stock Awards and certain types of stock-based Performance Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.
(e)No Limit on Other Compensation Plans or Arrangements
Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)No Right to Employment or Directorship
The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or remove a Director who is a Participant free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

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(g)Governing Law
The internal law, and not the law of conflicts, of the State of Washington, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h)Severability
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)No Trust or Fund Created
Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)Other Benefits
No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k)No Fractional Shares
No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)Headings
Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 12.	Effective Date of the Plan

The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on May 2, 2017, and the Plan shall be effective as of the date of such stockholder approval.

B-23 | Expeditors International of Washington, Inc.

Section 13.	Term of the Plan

Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date, or if the Plan is terminated earlier pursuant to Section 7(a) of the Plan, during the period beginning on the Effective Date and ending on such date of termination of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Notice of Annual Meeting & Proxy Statement | B-24

FORM OF PERFORMANCE SHARE AWARD AGREEMENT
(Expeditors International of Washington, Inc. 2017 Omnibus Incentive Plan)

THIS AGREEMENT, dated as of ____________, 20__ (“Agreement”), is entered into between Expeditors International of Washington, Inc., a Washington corporation (the “Company”), and _____________, an employee of the Company or an affiliate of the Company (“Participant”). This Agreement sets forth the terms and conditions of a Performance Share Award representing the right to receive shares of Common Stock (“Common Stock”), par value $.01 per share, of the Company granted by the Company pursuant to its 2017 Omnibus Incentive Plan, which was approved by shareholders on May 2, 2017 (the “Plan”). Capitalized terms that are not defined in this Agreement shall have the meaning ascribed to such terms in the Plan.
Subject to the terms and conditions of the Plan and the Agreement, the Company grants to Participant a Performance Share Award entitling Participant to the number of Performance Share Units (sometimes referred to herein as “PSUs”) equal to the “Target Award Number” set forth below. The Target Award Number shall be adjusted upward or downward following the end of the Performance Period based on performance, as provided in the Exhibit A to this Agreement, which Exhibit is made a part of this Agreement. The number of PSUs that Participant will receive under the Agreement, after giving effect to such adjustment, is referred to herein as the “Final Award Number.” Each PSU represents the right to receive one share of Common Stock, subject to the vesting requirements and distribution provisions of the Agreement and the terms of the Plan. The shares of Common Stock distributable to Participant with respect to PSUs granted hereunder are referred to as the “Shares”. The performance periods over which the Final Award Number will be determined (the “Performance Period”) are set forth below.
The Company and the Participant agree as follows:

1.
Performance Share Award. The Company, effective as of the date of this Agreement, hereby grants to Participant Performance Share Units as set forth below and subject to the terms and conditions set forth in this Agreement and the Plan:

(a)Target Award Number; Final Award Number. The Target Award Number shall consist of two (2) tranches (Tranche A and Tranche B). Seventy-five percent of the total Target Award Number is allocated to Tranche A; and twenty-five percent of the total Target Award Number is allocated to Tranche B, in each case as set forth in 1(b) below. The potential Final Award Number for each tranche ranges from a maximum number equal to 200% of the Tranche Target Award Number to zero in the event the threshold level of performance for that tranche is not achieved (see Exhibit A).
(b)Performance Criteria; Performance Period. Performance criteria for Tranche A are based on Cumulative EPS and performance criteria for Tranche B are based on Net Revenues, in each case as set forth in Exhibit A. The Performance Periods for purposes of determining whether, and the extent to which the PSUs within each tranche will vest and become payable hereunder, and the Target Number of Shares for each Tranche subject to this Award are:

Performance Period                 Target Number in Tranche
Tranche A: _________, 20__ to __________, 20__    [75% of total Target Award Number]
Tranche B _________, 20__ to__________, 20__        [25% of total Target Award Number]

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(c)    Vesting Date. Except as otherwise provided herein, the “Vesting Date” for Performance Share Units (to the extent they become vested based on satisfaction of performance goals) shall be the last day of the performance period. Provided Participant remains continuously employed by the Company or an Affiliate through the Vesting Date, and subject to earlier settlement/payout with respect to Performance Share Units that become vested under Section 3(b) below in the event of Disability or death, vested Performance Share Units will be settled and Shares delivered as soon as administratively feasible following the Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs.

2.	Rights of Participant with Respect to the Performance Share Units.
(a)No Shareholder Rights. Performance Share Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Performance Share Units shall remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to Performance Share Units lapse, in accordance with Sections 1 and 3 hereof.
(b)Dividend Equivalents. As long as Participant holds Performance Share Units granted pursuant to this Agreement, the Company shall credit to Participant, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Performance Share Units (“Additional Performance Share Units”) equal to the number of whole Performance Share Units and Additional Performance Share Units previously credited to Participant under this Agreement multiplied by the dollar amount of the cash dividend paid per share of Common Stock by the Company on such date, divided by the Fair Market Value of a share of Common Stock on such date. Any fractional Performance Share Unit resulting from such calculation shall be included in the Additional Performance Share Units. A report showing the number of Additional Performance Share Units so credited shall be sent to Participant periodically, as determined by the Company. The Additional Performance Share Units so credited shall be subject to the same terms and conditions as the Performance Share Units with respect to which such Additional Performance Share Units were credited, and the Additional Performance Share Units shall be forfeited in the event that the Performance Share Units with respect to which such additional Performance Share Units were credited are forfeited. Further, for avoidance of doubt, Participant will be eligible to receive Additional Performance Share Units with respect to unvested Performance Share Units only if Participant remains in continuous employment with the Company or an Affiliate through the applicable dividend record date as declared by the Board. Additional Performance Share Units are subject to income and payroll tax withholding by the Company.
(c)Issuance of Shares; Conversion of Performance Share Units. No Shares of Common Stock shall be issued to Participant prior to the date on which the Performance Share Units vest, and the restrictions with respect to the Performance Share Units lapse, in accordance with Section 1 or Section 3 hereof. Neither this Section 2(c) nor any action taken pursuant to or in accordance with this Section 2(c) or any other provision of the Plan or this Performance Share Award agreement shall be construed to create a trust of any kind. After any Performance Share Units vest pursuant to Section 1 or Section 3 hereof, the Company shall promptly cause to be issued, in either certificated or uncertificated form, Shares of Common Stock registered in Participant’s name or in the name of Participant’s legal representatives, beneficiaries or heirs, as the case may be, in payment of such vested whole Performance Share Units and any Additional Performance Share Units and shall cause such certificated or uncertificated shares to be delivered to Participant or Participant’s legal representatives, beneficiaries or heirs, as the case may be (including for this purpose a delivery of Shares to a deceased Participant’s brokerage account maintained in connection with Awards under the Plan). In no event shall issuance of Shares occur later than March 15th of the year following the calendar year in which PSUs vest (and the restrictions with respect to such PSUs lapse). The value of any fractional Performance Share Unit shall be cancelled at the time certificated or uncertificated shares are delivered to Participant in payment of Performance Share Units and any Additional Performance Share Units.

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3.Vesting; Forfeiture.
(a)Termination of Employment. In the event that Participant’s employment with the Company and its Affiliates is terminated prior to a Tranche Vesting Date, the Participant’s right to receive any Shares (including the right to receive any Shares relating to Additional Performance Share Units) corresponding to that Tranche Vesting Date shall be immediately and irrevocably forfeited, unless such termination is by reason of:

(1)	Participant’s permanent disability (within the meaning of Section 409A(a)(2)(C)(i) of the Code (“Disability”);

(2)	Participant’s death;

(3)	Participant’s Retirement (as defined in Section 3(c) below).

(4)	Participant’s Involuntary Termination without Cause (as defined in Section 3(d) below) or

(5)	Participant’s Voluntary Termination for Good Reason (as defined in Section 3(d) below.
(b)Death and Disability. In the event of Participant’s death or Disability (as defined in Section 3(a) above) prior to the commencement or completion of a Performance Period, the Participant or Participant’s estate shall be entitled to receive a payment/settlement with respect to a prorated portion of PSUs corresponding to such Performance Period based on, and assuming that, performance would be achieved at the target level, as set forth in Exhibit A to this Agreement. The prorated number of PSUs for the Performance Period shall be determined by dividing the number of days during the performance period prior to Participant’s death or Disability by the total number of days in the Performance Period. Such settlement of PSUs will occur as soon as administratively feasible following death or Disability but in no event more than ninety (90) days following Participant’s death or Disability, as applicable. If a payment/settlement is made pursuant to this Section 3(b), no payment/settlement shall be made pursuant to Section 1 of this Agreement.
(c)Retirement. In the event Participant terminates employment as a result of Retirement prior to the commencement or completion of a Performance Period, then (i) a prorated portion of PSUs corresponding to such Performance Period shall be eligible to become vested at the end of the Performance Period based on actual achievement of performance goals as specified in Exhibit A; and (ii) all other unvested PSUs will be forfeited. The prorated number of PSUs (that otherwise would become vested and payable under Section 1 based on actual performance achieved) shall be determined by dividing the number of days in the period commencing on the date of grant and ending on the date of Retirement, by the total number of days in the period commencing on the date of grant and ending on the last day of the Performance Period. “Retirement” shall mean the voluntary or involuntary termination of Participant’s employment for any reason other than for Cause, Disability or death (i) at such time or after Participant has attained age 55 and completed at least ten years of service (measured from his or her most recent hire date) as an employee of the Company and/or an Affiliate of the Company, or (ii) after having completed at least thirty years of continuous service (measured from his or her most recent hire date) as an employee of the Company and/or an Affiliate of the Company, and in either case, so long as Participant has at all times that Performance Share Units are outstanding under this Agreement complied with the terms of any applicable confidentiality, non-disclosure and/or non-competition agreement between the Company and the Participant. Settlement of such PSUs shall occur as soon as administratively feasible following the end of the Performance Period (but in no event later than March 15th of the year following the calendar year in which the last day of the Performance Period occurs). If a payment/settlement is made pursuant to this Section 3(c), no payment/settlement shall be made pursuant to Section 1 of this Agreement.

B-27 | Expeditors International of Washington, Inc.

(d)Involuntary Termination without Cause or Voluntary Termination for Good Reason (not in connection with a Change in Control). The following provisions apply if Participant terminates employment as a result of an Involuntary Termination (as defined below) without Cause (as defined in the Plan) or a Voluntary Termination for Good Reason (as defined below) and such termination is not a Qualifying Termination as defined in the Plan (in connection with a Change in Control). If Participant’s employment is terminated as a result of an Involuntary Termination without Cause or a Voluntary Termination for Good Reason prior to the commencement or completion of a Performance Period, then (i) unvested PSUs granted during the prior six month period will be forfeited; (ii) provided that Participant timely executes a waiver and release of claims against the Company in a form acceptable to the Company, a prorated portion (based on service completed at the time of termination) of unvested PSUs will be eligible to become vested at the end of the applicable Performance Period, based on actual achievement of performance goals as specified in Exhibit A; and (iii) all other unvested PSUs shall be forfeited. The prorated number of PSUs shall be determined by dividing the number of days in the period commencing on the date of grant and ending on the date of termination, by the total number of days in the period commencing on the date of grant and ending on the last day of the Performance Period. “Involuntary Termination without Cause” means termination of Participant’s employment by the Company’s exercise of unilateral authority in circumstances where Participant was willing and able to continue employment and such termination was not for Cause (as defined in the Plan). “Voluntary Termination for Good Reason” means Participant’s voluntary termination of employment as a result of (i) a material diminution of Participant’s annual base compensation, authority, duties or responsibilities; (ii) a material change in Participant’s reporting relationship, including a requirement that Participant report to a corporate officer or employee instead of reporting directly to the Board; (iii) a material change in the geographic location at which Participant must perform the duties of his or her position; or (iv) any other action or inaction that constitutes a material breach by the Company of the agreement under which Participant serves (e.g. an employment agreement), and in each case Participant has advised the Company in writing of the condition set forth above within ninety (90) days of the initial existence of the condition and the Company has not remedied the condition with thirty (30) days of receipt of such notice. Notwithstanding the foregoing, the provisions in the Section 3(d) will apply only if Participant has at all times that Performance Share Units are outstanding under this Agreement complied with the terms of any applicable confidentiality, non-disclosure and/or non-competition agreement between the Company and the Participant. Settlement of such PSUs shall occur as soon as administratively feasible following the end of the Performance Period (but in no event later than March 15th of the year following the calendar year in which the last day of the Performance Period occurs). If a payment/settlement is made pursuant to this Section 3(d), no payment/settlement shall be made pursuant to Section 1 of this Agreement.
(e)Change in Control - Qualifying Termination. Notwithstanding the foregoing provisions, in the event that a Change in Control (as defined in the Plan) occurs, the provisions of the Plan will govern the treatment of Performance Share Units, provided that for purposes of determining any prorated portion of the Award pursuant to Section 8 of the Plan, the prorated number of PSUs shall be determined by dividing the number of days in the period commencing on the date of grant and ending on the date of the Change in Control, by the total number of days in the period commencing on the date of grant and ending on the last day of the Performance Period.
4.Restrictions on Transfer. Performance Share Units shall not be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to Performance Share Units upon the death of Participant. Each right under this Agreement shall be exercisable during Participant’s lifetime only by Participant or, if permissible under applicable law, by Participant’s legal representative. Performance Share Units and any rights under this Agreement may not be sold, assigned, transferred, pledged, alienated, attached or otherwise encumbered and any purported sale, assignment, transfer, pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any Affiliate.

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5.Income Tax Matters. In order to comply with all applicable federal, foreign, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, foreign, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant. Upon vesting of the Performance Share Units and the lapse of the restrictions with respect to the Performance Share Units under the terms of this Award Agreement, Participant shall be obligated to pay any applicable withholding taxes arising from such vesting and lapse of restrictions and payment with respect to Performance Share Units.
6.Securities Matters. No Shares of Common Stock shall be issued pursuant to this Agreement prior to such time as counsel to the Company shall have determined that the issuance of such shares will not violate any securities or other laws, rules or regulations. The Company shall not be required to deliver any Shares of Common Stock until the requirements of any applicable securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. In addition, the grant of these Performance Share Units and/or the delivery of any Shares of Common Stock under this Agreement are subject to the Company’s executive compensation clawback policies as they may exist at the time of grant of this Award and as the Company may adopt in the future to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (or any other applicable law) and any applicable rules and regulations of the Securities and Exchange Commission or applicable stock exchange.
7.Tax Consequences. Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimize the Participant’s tax liabilities. Participant will not make any claim against the Company, or any of its officers, directors, employees or Affiliates related to tax liabilities arising from Performance Share Units or the Participant’s other compensation.
8.    Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to Performance Share Units.
9.    General Provisions.
(a)Section 409A. This Performance Share Award is intended to be exempt from Section 409A of the Code (“Section 409A”) under Treas. Reg. Section 1.409A-1(b)(4) and this Agreement and the Plan will be construed and administered accordingly. Notwithstanding the foregoing, to the extent it is determined that any payment due hereunder is (i) deferred compensation subject to Section 409A, and (ii) is payable to a specified employee (as that term is defined in Section 409A), and (iii) is payable on account of the specified employee’s separation from service (as that term is defined in Section 409A), payment of any part of such amount that would have been made during the six (6) months following the separation from service shall not then be paid but shall rather be paid on the first day of the seventh (7th) month following the separation from service.
(1)For this purpose, specified employees shall be identified by the Company on a basis consistent with regulations issued under Section 409A, and consistently applied to all plans, programs, contracts, etc. maintained by the Company that are subject to Section 409A.
(2)For this purpose, “termination of employment” shall be defined as “separation from service” as that term is defined under Section 409A.

B-29 | Expeditors International of Washington, Inc.

(3)To the extent that Section 409A is applicable to this Agreement, this Agreement shall be construed and administered to comply with the rules of Section 409A. Neither the Company nor any of its officers, directors, agents or affiliates shall be obligated, directly or indirectly, to any participant or any other person for any taxes, penalties, interest or like amounts that may be imposed on the participant or other person on account of any amounts under this Plan or on account of any failure to comply with any Code section.
(b)Interpretations. This Agreement is subject in all respects to the terms of the Plan. Terms used herein which are defined in the Plan shall have the respective meanings ascribed to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final and conclusive upon all parties in interest.
(c)No Right to Employment. The grant of Performance Share Units shall not be construed as giving Participant the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement or the Plan.
(d)Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.
(e)Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction under any law deemed to be applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law, or if it cannot be so construed or amended without, in the determination of the Committee, materially altering the purpose or intent of this Agreement, such provision shall be stricken as to such jurisdiction or this Agreement, and the remainder of this Agreement shall remain in full force and effect.
(f)Governing Law. The internal law, and not the law of conflicts, of the State of Washington will govern all questions concerning the validity, construction and effect of this Agreement. Any claim or action brought with respect to this Award shall be brought in a federal or state court located in Seattle, Washington.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
By:
Date: _______________________________

Participant
Date:

Notice of Annual Meeting & Proxy Statement | B-30

Exhibit A

TO
PERFORMANCE SHARE AWARD AGREEMENT
Expeditors International of Washington, Inc. 2017 Omnibus Incentive Plan)
This Exhibit A to the Performance Share Award Agreement sets forth the manner in which the Committee will determine whether, and the extent to which, Performance Share Units that will become vested, and thus the number of Shares of Common Stock that will become payable with respect to the Award.
Definitions
Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Performance Share Award Agreement. The following terms used in this Exhibit A shall have the meanings set forth below:
“Cumulative EPS” shall equal the [sum of the] Company’s diluted earnings attributable to shareholders per share for the [___] fiscal year[s] of the Company included in the Performance Period. The Company’s diluted earnings attributable to shareholders per share for any such fiscal year of the Company during the Performance Period shall be as set forth in the audited consolidated financial statements of the Company and its subsidiaries.
“Net Revenues” means the [sum of the] net revenues for the [___] fiscal year[s] of the Company included in the Performance Period, as reported in the Company’s Annual Report on Form 10-K in the Financial Highlights table under Item 6 - Selected Financial Data.  Net Revenues are a non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. The Company's management believes that net revenues are a better measure than total revenues when evaluating the Company's operating segment performance since total revenues earned as a freight consolidator include the carriers' charges for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by the Company. Net revenue is one of the Company's primary operational and financial measures and demonstrates the Company's ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings.
“Cumulative EPS Threshold Performance” means ___________________________________.
“Cumulative EPS Target Performance” means ______________________________________.
“Cumulative EPS Maximum Performance” means ___________________________________.
“Determination Date” means the date on which the Final Award Number is determined, which date shall not be later than 60 days after the last day of the Performance Period.
“Final Award Number” means the number of Shares that become payable in settlement of this Performance Share Award determined based on performance in accordance with this Exhibit A, and Final Award Number for an individual Tranche means the number of Shares that become payable in settlement of that Tranche determined in accordance with this Exhibit A.
“Net Revenues Threshold Performance” means ______________________________________.

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“Net Revenues Target Performance” means__________________________________________.
“Net Revenues Maximum Performance” means ______________________________________.
“Performance Period” has the meaning set forth in Section 1(b) of this Performance Share Award.
“Target Award Number” for each Tranche means the target number set forth in Section 1(b) of the Award Agreement.
“Target Award Number Percentage” means, for each Tranche, the percentage of the Target Award Number for such Tranche that may become vested, determined in accordance with this Exhibit A.
Determination of Final Award Number
Each Participant has been granted a number of Units equal to the Target Award Number. Seventy-Five percent (75%) of the Target Award Number is allocated to Tranche A and twenty-five percent (25%) is allocated to Tranche B, as set forth in Section 1(b) of the Performance Share Award Agreement.
The Target Award Number for each Tranche will be adjusted upward or downward following the end of the Performance Period on the Determination Date, depending on whether, and the extent to which, the Cumulative EPS Target and the Net Revenues Target, as applicable, have been met. The Final Award Number for each Tranche will be determined by multiplying (i) the Target Award Number Percentage for the Tranche by (ii) the Target Award Number for the Tranche. The Target Award Number Percentage will be determined in accordance with the following:

•
If Cumulative EPS Target Performance is achieved, 100% of the Target Number for Tranche A will become vested. If Cumulative EPS Maximum Performance (or greater) is achieved, 200% of the Target Number for Tranche A will become vested. If Cumulative EPS Threshold Performance is achieved, 50% of the Target Number for Tranche A will become vested. If Cumulative EPS Threshold Performance is not achieved, 0% of the Target Number for Tranche A will become vested. The Final Award Number for Tranche A will be determined by linear interpolation for performance between Cumulative EPS Threshold Performance and Cumulative EPS Target Performance, or between Cumulative EPS Target Performance and Cumulative EPS Maximum Performance, as applicable.

•
If Net Revenues Target Performance is achieved, 100% of the Target Number for Tranche B will become vested. If Net Revenues Maximum Performance (or greater) is achieved, 200% of the Target Number for Tranche B will become vested. If Net Revenues Threshold Performance is achieved, 50% of the Target Number for Tranche B will become vested. If Net Revenues Threshold Performance is not achieved, 0% of the Target Number for Tranche B will become vested. The Final Award Number for Tranche B will be determined by linear interpolation for performance between Net Revenues Threshold Performance and Net Revenues Target Performance, or between Net Revenues Target Performance and Net Revenues Maximum Performance, as applicable.

The Final Award Number for each Participant shall be determined by the Committee on the Determination Date. The Committee shall have no discretion to increase the amount determined on the basis of the objective performance criteria set forth herein but shall retain discretion to reduce such amount.

Notice of Annual Meeting & Proxy Statement | B-32

Committee Determinations
The Committee shall make all determinations necessary to arrive at the Final Award Number for each Tranche for each Participant. Any determination by the Committee pursuant to this Exhibit A will be binding upon each Participant and the Company.
No Fractional Units
In the event the Final Award Number is a number of Units that is not a whole number, then the Final Award Number shall be rounded down to the nearest whole number.

FORM OF EXECUTIVE RESTRICTED STOCK UNIT AWARD AGREEMENT
(Expeditors International of Washington, Inc. 2017 Omnibus Incentive Plan)
THIS AGREEMENT, dated as of ________________, 20___, (“Agreement”) is entered into between Expeditors International of Washington, Inc. a Washington corporation (the “Company”), and ____________________, an employee of the Company or an affiliate of the Company (“Participant”). This Agreement sets forth the terms and conditions of this Restricted Stock Unit Award. This Restricted Stock Unit Award is granted by the Company pursuant to its 2017 Omnibus Incentive Plan, which was approved by shareholders on May, 2, 2017 (the “Plan”). Capitalized terms that are not defined in this Agreement shall have the meaning ascribed to such terms in the Plan.
Subject to the terms and conditions of the Plan and the Agreement, the Company grants to Participant a Restricted Stock Unit Award. Each Restricted Stock Unit (sometimes referred to herein as “RSU”) represents the right to receive one share of Common Stock of the Company (“Common Stock”), subject to the vesting requirements and distribution provisions of the Agreement and the terms of the Plan. The shares of Common Stock distributable to Participant with respect to RSUs granted hereunder are referred to as the “Shares”.
The Company and the Participant agree as follows:

1.
Award of Restricted Stock Units. The Company, effective as of the date of this Agreement, hereby grants to Participant an award of ______ Restricted Stock Units, each Restricted Stock Unit representing the right to receive one Share of Common Stock on such date as set forth herein, subject to the terms and conditions set forth in this Agreement.

2.Rights of Participant with Respect to the Restricted Stock Units.
(a)No Shareholder Rights. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 3 hereof.
(b)Dividend Equivalents. As long as Participant holds Restricted Stock Units granted pursuant to this Agreement, the Company shall credit to Participant, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units (“Additional Restricted Stock Units”) equal to the total number of whole Restricted Stock Units and Additional Restricted Share Units previously credited to Participant under this Agreement multiplied by the dollar amount of the cash dividend paid per share of Common Stock by the Company on such date, divided by the Fair Market Value of a share of Common Stock on such date. Any fractional Restricted Stock Unit resulting from such

B-33 | Expeditors International of Washington, Inc.

calculation shall be included in the Additional Restricted Stock Units. A report showing the number of Additional Restricted Stock Units so credited shall be sent to Participant periodically, as determined by the Company. The Additional Restricted Stock Units so credited shall be subject to the same terms and conditions as the Restricted Stock Units with respect to which such Additional Restricted Stock Units were credited, and the Additional Restricted Stock Units shall be forfeited in the event that the Restricted Stock Units with respect to which such additional Restricted Share Units were credited are forfeited. Further, for avoidance of doubt, Participant will be eligible to receive Additional Restricted Stock Units with respect to unvested Restricted Stock Units only if Participant remains in continuous employment with the Company or an Affiliate through the applicable dividend record date as declared by the Board. Additional Restricted Stock Units are subject to income and payroll tax withholding by the Company.
(c)Issuance of Shares; Conversion of Restricted Stock Units. No Shares of Common Stock shall be issued to Participant prior to the date on which Restricted Stock Units vest, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 3 hereof. Neither this Section 2(c) nor any action taken pursuant to or in accordance with this Section 2(c) shall be construed to create a trust of any kind. After any Restricted Stock Units vest pursuant to Section 3 hereof, the Company shall promptly cause to be issued, in either certificated or uncertificated form, Shares of Common Stock registered in Participant’s name or in the name of Participant’s legal representatives, beneficiaries or heirs, as the case may be, in payment of such vested whole Restricted Stock Units and shall cause such certificated or uncertificated shares to be delivered to Participant or Participant’s legal representatives, beneficiaries or heirs, as the case may be (including for this purpose the delivery of Shares to a deceased Participant’s brokerage account maintained in connection with Awards under this Plan). The value of any fractional Restricted Stock Unit shall be cancelled at the time certificated or uncertificated shares are delivered to Participant in payment of Restricted Stock Units and any Additional Restricted Stock Units.
3.Vesting; Forfeiture.
(a)Vesting. Subject to the terms and conditions of this Agreement, Restricted Stock Units shall vest in full and the restrictions with respect to Restricted Stock Units shall lapse if Participant remains continuously employed by the Company or an Affiliate of the Company until the date of such vesting (the “Scheduled Vesting Date”) and lapse of restrictions, as set forth below:
Scheduled Vesting Date    Percentage of Restricted Stock Units to Vest

_____________, 20__        33%
_____________, 20__        33%
_____________, 20__        34%

Subject to earlier settlement of RSUs pursuant Sections 3(c), 3(d), 3(e) or 3(f) below, Participant shall be entitled to receive a payout/settlement with respect to RSUs that become vested as of a Scheduled Vesting Date, and all corresponding Shares of Common Stock payable in settlement of such RSUs will be issued and delivered as soon as administratively feasible, but in no event more than sixty (60) days following the applicable Scheduled Vesting Date.

Notice of Annual Meeting & Proxy Statement | B-34

(b)Termination of Employment. In the event that Participant’s employment with the Company and all Affiliates is terminated prior to a Scheduled Vesting Date, Participant’s right to receive any Shares corresponding to that Scheduled Vesting Date shall be immediately and irrevocably forfeited, unless such termination is by reason of:

(1)	Participant’s permanent disability (within the meaning of Section 409A(a)(2)(C)(i) of the Code (“Disability”);

(2)	Participant’s death;

(3)	Participant’s Retirement (as defined below in Section 3(d) below).

(4)	Participant’s Involuntary Termination without Cause (as defined in Section 3(e) below) or

(5)	Participant’s Voluntary Termination for Good Reason (as defined in Section 3(e) below.
(c)Death; Disability. In the event Participant dies or experiences a Disability (as defined in Section 3(b) hereof) prior to a Scheduled Vesting Date, all unvested Restricted Stock Units then outstanding (and not previously forfeited) shall immediately vest, and Participant or Participant’s estate shall be entitled to receive a payment of all corresponding Shares of Common Stock, and for this purpose the delivery of Shares to a deceased Participant’s brokerage account maintained in connection with Awards under the Plan shall be considered delivery to a Participant’s estate. Such payment shall be made as soon as administratively feasible, but in no event more than ninety (90) days following Participant’s death or Disability, as applicable.
(d)Retirement. In the event Participant terminates employment due to Retirement prior to a Scheduled Vesting Date, unvested RSUs immediately shall become vested. “Retirement” shall mean the voluntary or involuntary termination of Participant’s employment for any reason other than for Cause, Disability or death (i) at such time or after Participant has attained age 55 and completed at least ten years of service (measured from his or her most recent hire date) as an employee of the Company and/or an Affiliate of the Company, or (ii) after having completed at least thirty years of continuous service (measured from his or her most recent hire date) as an employee of the Company and/or an Affiliate of the Company, and in either case, so long as Participant has at all times that Restricted Stock Units are outstanding under this Agreement complied with the terms of any applicable confidentiality, non-disclosure and/or non-competition agreement between the Company and the Participant. In this Agreement, “terminates employment” or other references to Participant’s termination of employment, including termination due to Retirement, shall mean Participant’s “separation from service” as that term is defined under Section 409A of the Code. Payment/settlement with respect to RSUs that become vested pursuant to this Section 3(d) will occur as soon as administratively feasible following the Scheduled Vesting Date(s) applicable to such RSUs, but in no event more than sixty (60) days following the applicable Scheduled Vesting Date. If a payment/settlement is made pursuant to this Section 3(d) with respect to otherwise unvested Restricted Stock Units, no payment/settlement shall be made pursuant to Section 3(a) of this Agreement.

(e)
Involuntary Termination without Cause or Voluntary Termination for Good Reason (not in connection with a Change in Control). The following provisions apply if Participant terminates employment as a result of an Involuntary Termination (as defined below) without Cause (as defined in the Plan) or a Voluntary Termination for Good Reason (as defined below) and such termination is not a Qualifying Termination (in connection with a Change in Control), as defined in the Plan. If Participant’s employment is terminated as a result of an Involuntary Termination without Cause or a Voluntary Termination for Good Reason prior to a Scheduled Vesting Date, then (i) unvested RSUs granted

B-35 | Expeditors International of Washington, Inc.

during the prior six month period will be forfeited; (ii) provided that Participant timely executes a waiver and release of claims against the Company in a form acceptable to the Company, those RSUs that otherwise would have vested during the twelve (12) month period following Participant’s termination will immediately become vested upon Participant’s termination; and (iii) all other unvested RSUs shall be forfeited. “Involuntary Termination without Cause” means termination of Participant’s employment by the Company’s exercise of unilateral authority in circumstances where Participant was willing and able to continue employment and such termination was not for Cause (as defined in the Plan). “Voluntary Termination for Good Reason” means Participant’s voluntary termination of employment as a result of (i) a material diminution of Participant’s annual base compensation, authority, duties or responsibilities; (ii) a material change in Participant’s reporting relationship, including a requirement that Participant report to a corporate officer or employee instead of reporting directly to the Board; (iii) a material change in the geographic location at which Participant must perform the duties of his or her position; or (iv) any other action or inaction that constitutes a material breach by the Company of the agreement under which Participant serves (e.g. an employment agreement), and in each case Participant has advised the Company in writing of the condition set forth above within ninety (90) days of the initial existence of the condition and the Company has not remedied the condition with thirty (30) days following receipt of such notice.
Notwithstanding the foregoing, the provisions in this Section 3(e) will apply only if Participant has at all times that Restricted Stock Units are outstanding under this Agreement complied with the terms of any applicable confidentiality, non-disclosure and/or non-competition agreement between the Company and the Participant. Settlement of RSUs that become vested pursuant to this Section 3(e) shall occur as soon as administratively feasible following the Scheduled Vesting Date(s) applicable to such RSUs but in no event more than sixty (60) days) following the applicable Scheduled Vesting Date. If a payment/settlement is made pursuant to this Section 3(e) with respect to otherwise unvested RSUs, no payment/settlement shall be made pursuant to Section 3(a) of this Agreement.
(f)Change in Control - Qualifying Termination. For purposes of this Restricted Stock Unit Award, “Change in Control” has the meaning ascribed to it in the Plan, provided, however, that any such change in control event described therein must also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined under Section 409A. Subject to the foregoing limitation on the Definition of Change in Control, upon such a Change in Control the terms of the Plan will govern the treatment of Restricted Stock Units.

4.
Restrictions on Transfer. Restricted Stock Units shall not be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to Restricted Stock Units upon the death of Participant. Each right under this Agreement shall be exercisable during Participant’s lifetime only by Participant or, if permissible under applicable law, by Participant’s legal representative. Restricted Stock Units and any rights under this Agreement may not be sold, assigned, transferred, pledged, alienated, attached or otherwise encumbered and any purported sale, assignment, transfer, pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any Affiliate.

5.Income Tax Matters. In order to comply with all applicable federal, foreign, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, foreign, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant. Participant is responsible for all taxes required to be withheld as a result of either the payment/settlement of RSUs or, if applicable, the earlier vesting of RSUs (i.e. the lapse of restrictions with respect to RSUs under the terms of this Award Agreement).

Notice of Annual Meeting & Proxy Statement | B-36

Generally, when RSUs become vested and no longer subject to risk of forfeiture, withholding of employment taxes (including FICA and Medicare taxes) is required, whereas federal income taxes and related withholding occurs at the time RSUs are settled and paid.
6.Securities Matters. No Shares of Common Stock shall be issued pursuant to this Agreement prior to such time as counsel to the Company shall have determined that the issuance of such Shares will not violate any securities or other laws, rules or regulations. The Company shall not be required to deliver any Shares of Common Stock until the requirements of any applicable securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. In addition, the grant of these Restricted Stock Units and/or the delivery of any Shares of Common Stock under this Agreement are subject to the Company’s executive compensation clawback policies as they may exist at the time of grant of this Award and as the Company may adopt in the future to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (or any other applicable law) and any applicable rules and regulations of the Securities and Exchange Commission or applicable stock exchange.
7.Tax Consequences. Participant agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimize the Participant’s tax liabilities. Participant will not make any claim against the Company, or any of its officers, directors, employees or Affiliates related to tax liabilities arising from Restricted Stock Units or the Participant’s other compensation.
8.Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to Restricted Stock Units.
9.General Provisions.
(a)Section 409A. Notwithstanding the foregoing, to the extent that any payment due hereunder is (i) deferred compensation subject to Section 409A of the Code (“Section 409A”), and (ii) is payable to a specified employee (as that term is defined in Section 409A), and (iii) is payable on account of the specified employee’s separation from service (as that term is defined in Section 409A), payment of any part of such amount that would have been made during the six (6) months following Participant’s separation from service shall not then be paid but shall rather be paid on the first day of the seventh (7th) month following the separation from service.

(1)
For this purpose, specified employees shall be identified by the Company on a basis consistent with regulations issued under Section 409A, and consistently applied to all plans, programs, contracts, etc. maintained by the Company that are subject to Section 409A.

(2)	For this purpose, “termination of employment” shall be defined as “separation from service” as that term is defined under Section 409A.

(3)
To the extent that Section 409A is applicable to this Agreement, this Agreement shall be construed and administered to comply with the rules of Section 409A. Neither the Company nor any of its officers, directors, agents or affiliates shall be obligated, directly or indirectly, to any participant or any other person for any taxes, penalties, interest or like amounts that may be imposed on the participant or other person on

B-37 | Expeditors International of Washington, Inc.

account of any amounts under this Plan or on account of any failure to comply with any Code section.
(b)Interpretations. This Agreement is subject in all respects to the terms of the Plan, except as specifically modified by this Award Agreement. Terms used herein which are defined in the Plan shall have the respective meanings ascribed to such terms in the Plan, unless otherwise defined herein. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final and conclusive upon all parties in interest.
(c)No Right to Employment. The grant of Restricted Stock Units shall not be construed as giving Participant the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement or the Plan.
(d)Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(e)Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction under any law deemed to be applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law, or if it cannot be so construed or amended without, in the determination of the Committee, materially altering the purpose or intent of this Agreement, such provision shall be stricken as to such jurisdiction or this Agreement, and the remainder of this Agreement shall remain in full force and effect.
(f)Governing Law. The internal law, and not the law of conflicts, of the State of Washington will govern all questions concerning the validity, construction and effect of this Agreement. Any claim or action brought with respect to this Award shall be brought in a federal or state court located in Seattle, Washington.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.
Expeditors International of Washington, Inc.

By:

Date:      _______________________________

Notice of Annual Meeting & Proxy Statement | B-38

Expeditors®

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 2, 2017.

Vote by Internet

- Go to **www.envisionreports.com/expd**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors Recommends that you vote FOR all nominees, FOR proposals 2, 4 and 5, approve 1 YEAR frequency on proposal 3, and vote AGAINST proposal 6.

1. Election of 11 Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Robert R. Wright	☐	☐	☐	02 - Glenn M. Alger	☐	☐	☐	03 - James M. DuBois	☐	☐	☐
04 - Mark A. Emmert	☐	☐	☐	05 - Diane H. Gulyas	☐	☐	☐	06 - Dan P. Kourkoumelis	☐	☐	☐
07 - Richard B. McCune	☐	☐	☐	08 - Alain Monié	☐	☐	☐	09 - Jeffrey S. Musser	☐	☐	☐
10 - Liane J. Pelletier	☐	☐	☐	11 - Tay Yoshitani	☐	☐	☐				

	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Approve 2017 Omnibus Incentive Plan	☐	☐	☐
6. Shareholder Proposal: Link Executive Compensation to Sustainability Performance	☐	☐	☐

	For	Against	Abstain
5. Ratification of Independent Registered Public Accounting Firm	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 1 3 6 8 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02ISHD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Expeditors International of Washington, Inc.

Notice of 2017 Annual Meeting of Shareholders

Corporate Headquarters

1015 Third Avenue, Seattle, WA 98104

Proxy Solicited by Board of Directors for Annual Meeting – Tuesday, May 2, 2017

Benjamin G. Clark, Bradley S. Powell and Charles J. Lynch, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Expeditors International of Washington, Inc. to be held on Tuesday, May 2, 2017 at 9:00 a.m. at the Company's Corporate Headquarters, 1015 Third Avenue, Seattle, WA 98104, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR proposals 2, 4 and 5, approve 1 YEAR frequency on proposal 3, and vote AGAINST proposal 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Expeditors®

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A The Board of Directors Recommends that you vote FOR all nominees, FOR proposals 2, 4 and 5, approve 1 YEAR frequency on proposal 3, and vote AGAINST proposal 6.

1. Election of 11 Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Robert R. Wright	☐	☐	☐	02 - Glenn M. Alger	☐	☐	☐	03 - James M. DuBois	☐	☐	☐
04 - Mark A. Emmert	☐	☐	☐	05 - Diane H. Gulyas	☐	☐	☐	06 - Dan P. Kourkoumelis	☐	☐	☐
07 - Richard B. McCune	☐	☐	☐	08 - Alain Monié	☐	☐	☐	09 - Jeffrey S. Musser	☐	☐	☐
10 - Liane J. Pelletier	☐	☐	☐	11 - Tay Yoshitani	☐	☐	☐				

Proposal	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Approve 2017 Omnibus Incentive Plan	☐	☐	☐
6. Shareholder Proposal: Link Executive Compensation to Sustainability Performance	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. Approve the Frequency of Advisory Votes on Executive Compensation	☐	☐	☐	☐

Proposal	For	Against	Abstain
5. Ratification of Independent Registered Public Accounting Firm	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 1 3 6 8 3 2

02ISJD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Expeditors International of Washington, Inc.

Notice of 2017 Annual Meeting of Shareholders

Corporate Headquarters

1015 Third Avenue, Seattle, WA 98104

Proxy Solicited by Board of Directors for Annual Meeting – Tuesday, May 2, 2017

Benjamin G. Clark, Bradley S. Powell and Charles J. Lynch, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Expeditors International of Washington, Inc. to be held on Tuesday, May 2, 2017 at 9:00 a.m. at the Company's Corporate Headquarters, 1015 Third Avenue, Seattle, WA 98104, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR proposals 2, 4 and 5, approve 1 YEAR frequency on proposal 3, and vote AGAINST proposal 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)